Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐                      Preliminary Proxy Statement
☐                      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑                      Definitive Proxy Statement
☐                      Definitive Additional Materials
☐                      Soliciting Material Pursuant to §240.14a-12

           Technology Research Corporation
(Name of Registrant as Specified In Its Charter)

                                              N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑                      No fee required.
☐                      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 1)  Title of each class of securities to which transaction applies:
______________________________________________________________________________________________
 2)  Aggregate number of securities to which transaction applies:
    ______________________________________________________________________________________________
 3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth  the amount on which the filing fee is calculated and state how it was determined):
    ______________________________________________________________________________________________
 4)  Proposed maximum aggregate value of transaction:
    ____________________________________________________________________________________________
 5)  Total fee paid:
____________________________________________________________________________________________

☐                      Fee paid previously with preliminary materials.

☐                      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1)  Amount Previously Paid:
      ___________________________________________________________________________________________
 2)  Form, Schedule or Registration Statement No.:
      ___________________________________________________________________________________________
 3)  Filing Party:
      ___________________________________________________________________________________________
 4)  Date Filed:
      ___________________________________________________________________________________________

________________________

Notice of Annual Meeting of Stockholders
to be held August 27, 2008
______________________

To the Stockholders of
TECHNOLOGY RESEARCH CORPORATION

You are cordially invited to attend the Annual Meeting of Stockholders of Technology Research Corporation, a Florida corporation (the “Company”), which will be held on August 27, 2008, at 2:30 P.M. local time, at the Company headquarters, 5250-140th Avenue North, Clearwater, Florida, 33760, for the following purposes:

1. Election of Directors.

2. Ratification of Appointment of Independent Registered Public Accounting Firm.

3. To consider and vote upon a proposal to adopt the Technology Research Corporation Amended and Restated 2000 Long Term Incentive Plan.

4. To consider and act upon any matters related to the foregoing purposes and to transact such other business as may properly be brought before the meeting and at any adjournments thereof.

A Proxy Statement and Board of Directors Proxy are being mailed with this notice.  You are invited to attend the meeting in person, but if you are unable to do so, the Board of Directors requests that you sign, date and return the proxy, as promptly as practicable, by means of the enclosed envelope.  If you are present at the meeting and desire to vote in person, you may revoke the proxy, and if you receive more than one proxy (because of different addresses of stockholdings), please fill in and return each proxy to complete your representation.

                                                      By order of the Board of Director

                                                      Barry H. Black
                                                      Vice President of Finance, Chief Financial Officer and Secretary

Clearwater, Florida
July 21, 2008
Enclosures

TECHNOLOGY RESEARCH CORPORATION

2008 PROXY STATEMENT

TABLE OF CONTENTS

PROXY STATEMENT

RECORD DATE; PROPOSALS TO BE VOTED UPON

VOTING RIGHTS AND SOLICITATION OF PROXIES

PROPOSAL ONE - ELECTION OF DIRECTORS

EXECUTIVE OFFICERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT RELATED STOCKHOLDER MATTERS

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER INFORMATION

AUDIT COMMITTEE REPORT

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL TWO - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL THREE – APPROVAL OF THE TECHNOLOGY RESEARCH CORPORATION AMENDED AND RESTATED 2000 LONG TERM INCENTIVE PLAN

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

ACCESS TO ANNUAL REPORT

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

OTHER MATTERS

EXHIBIT A - AUDIT COMMITTEE CHARTER

EXHIBIT B – TECHNOLOGY RESEARCH CORPORATION AMENDED AND RESTATED 2000 LONG TERM INCENTIVE PLAN

APPENDIX I - Proxy Card

Technology Research Corporation
5250-140th Avenue North
Clearwater, Florida 33760
________________________

PROXY STATEMENT
________________________

FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD August 27, 2008

This Proxy Statement is being furnished to each holder of record of one or more outstanding shares of the single class of common capital stock authorized for issuance by the Articles of Incorporation of Technology Research Corporation (the “Company,” “we,” “us,” or “our”), for his, her or its use in considering whether to comply with the proxy solicitation being made by the Company's Board of Directors (the “Board of Directors” or the “Board”) in connection with the conduct of the 2008 annual meeting of the Company's stockholders, and of any adjournments or postponements thereof (the “Meeting”).  Each copy of this Proxy Statement being mailed or otherwise delivered to stockholders is accompanied by a Proxy card and a Notice of Annual Meeting of Stockholders, and such materials and our Annual Report on Form 10-K, are being mailed to Company stockholders of record on or about July 21, 2008.  The Annual Report is not to be regarded as proxy soliciting material.

RECORD DATE; PROPOSALS TO BE VOTED UPON

The Meeting is scheduled to be held on August 27, 2008 at 2:30 P.M. local time, at the Company headquarters at 5250-140th Avenue North, Clearwater, Florida 33760.  Only holders of record of the Company's common voting stock at the close of business on July 3, 2008 (the “Record Date”) are entitled to receive notice of and to vote at the Meeting.  At the Meeting, such holders will be asked to consider and vote upon the following proposals:

PROPOSAL ONE: To elect a board of directors to consist of seven members, each of whom shall be entitled to serve for a term of one year;

PROPOSAL TWO: To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2009; and

PROPOSAL THREE: To consider and vote upon a proposal to adopt the Technology Research Corporation Amended and Restated 2000 Long Term Incentive Plan.

       We have not received timely notice of any stockholder proposals to be included in the Company’s proxy statement, and no stockholder has provided timely notice to the Company of a proposal to bring before the Meeting.  Consequently, no other proposals will be considered at the Meeting.

VOTING RIGHTS AND SOLICITATION OF PROXIES

The Company’s common stock, $.51 par value (the “Common Stock”), is the only type of security entitled to vote at the Meeting.  On the Record Date for determining stockholders entitled to vote at the Meeting, there were 5,890,828 shares of Common Stock outstanding.  Each stockholder of record on the Record Date is entitled to one vote for each share of Common Stock then held.  Shares of Common Stock may not be voted cumulatively.  All votes cast by proxies returned prior to the conduct of the Meeting will be tabulated by the Registrar and Transfer Company, our stock transfer agent, who will tabulate affirmative and negative votes, abstentions and broker non-votes.  Our Chief Financial Officer will be the inspector of elections for the Meeting and will determine the validity of the final vote tabulation, including those shares voted in person or by proxies submitted or changed during the conduct of the Meeting.

Quorum Required

Our Bylaws provide that the holders of a majority of the issued and outstanding shares of Common Stock (2,945,415), present in person or represented by valid proxy, shall constitute a quorum for the transaction of business at the Meeting.  Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.  Abstentions have the effect of a vote against any matter as to which they are specified.  Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals are counted as present and are, therefore, included for purposes of determining whether a quorum is present at the Meeting; however, broker non-votes are not deemed to be votes cast.  As a result, broker non-votes are not included in the tabulation of the voting results on the election of the directors and issues requiring approval of a majority of the votes cast and, therefore, will have no effect on the three proposals being voted on at the Meeting.

Vote Required

PROPOSAL ONE (Election of Directors):  Directors are elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote at the Meeting.  The seven nominees for director positions receiving the highest number of affirmative votes will be elected.  Abstentions and broker non-votes will not be counted toward a nominee’s total.

PROPOSAL TWO (Ratification of Independent Registered Public Accounting Firm):  Passage will require an affirmative vote by the holders of a majority of those shares present in person or represented by proxy, and which are cast either affirmatively or negatively at the Meeting.  As in the case of Proposal One, abstentions and broker non-votes will not be counted as having been voted on any such proposal.

PROPOSAL THREE (To approve the Technology Research Corporation Amended and Restated 2000 Long Term Incentive Plan):  Approval will require an affirmative vote by the holders of a majority of those shares present in person or represented by proxy, and which are cast either affirmatively or negatively at the Meeting.  As in the case of Proposal One, abstentions and broker non-votes will not be counted as having been voted on any such proposal.

Our current directors and executive officers and their affiliates are expected to be the beneficial owners, as of the Record Date, of 260,077 shares, or 4.4%, of the outstanding shares of Common Stock.  Each has indicated an intention to vote in favor of Proposals One, Two, and Three.

Voting of Shares

If your shares of Common Stock are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to vote in person at the Meeting or to grant your voting proxy directly to us or another proxy holder.  We have enclosed a proxy card for you to use.

If your shares are held in a brokerage account, or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you, together with a voting instruction card, by your broker or other nominee.  As the beneficial owner, you have the right to direct your broker or other nominee how to vote and are also invited to attend the Meeting. Your broker or other nominee has enclosed or provided voting instructions for you to use in directing the broker or other nominee how to vote your shares.  Shares held in street name may also be eligible for Internet or telephone voting in certain circumstances if you did not receive a proxy form directly.

Shares of Common Stock held in a stockholder’s name as the stockholder of record may be voted in person at the Meeting.  Shares of Common Stock held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker or other nominee that holds your shares giving you the right to vote the shares.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting.  If you are a stockholder of record, you may vote by submitting a proxy.  If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker or other nominee.

Whether or not you are able to attend the Meeting, you are urged to complete and return your proxy or voting instructions, which are being solicited by the Board of Directors and which will be voted as you direct on your proxy or voting instructions when properly completed.  In the event no directions are specified, such proxies and voting instructions will be voted FOR the nominees for election to the Board of Directors as set forth in Proposal One below, FOR the ratification of selection of our independent registered accounting firm as set forth in Proposal Two, FOR the approval of the Amended and Restated Long Term Incentive Plan as set forth in Proposal Three and in the discretion of the proxy holders as to other matters that may properly come before the Meeting.  You may also revoke or change your proxy or voting instructions at any time before the Meeting.  To revoke your proxy, please send a written notice of revocation or another signed proxy with a later date to the Chief Financial Officer of the Company at the Company’s principal executive offices before the beginning of the Meeting.  You may also automatically revoke your proxy by attending the Meeting and voting in person.  To revoke your voting instructions, please submit new voting instructions to your broker or other nominee, or, if you have obtained a legal proxy from your broker or other nominee giving you the right to vote your shares, by attending the meeting and voting in person.  All shares represented by a valid proxy received prior to the Meeting will be voted.

Solicitation of Proxies

As this solicitation is being made exclusively by our Board of Directors, any costs incurred in connection therewith, including the costs of preparation, assembly, printing and mailing of this Proxy Statement, the accompanying Notice of Annual meeting, and any additional soliciting material furnished to stockholders, will be borne by us.  Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners.  The Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners.  All proxies are being solicited by mail in the accompanying form, but further solicitation following the original mailing may be made by Board representatives, Company officers, employees or agents by telephone or personal contact with certain stockholders.  No additional compensation will be paid to these representatives for such services. Except as described above, we do not intend to solicit proxies other than by mail.

Multiple Copies of Annual Report and Proxy Statement

We have adopted a procedure approved by the U.S. Securities and Exchange Commission (“SEC”) called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one set of our proxy materials unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. We believe this will provide greater convenience for our stockholders, as well as cost savings for us by reducing the number of duplicate documents that are sent to your home.

Stockholders who participate in householding will continue to receive separate proxy cards. Householding will not in any way affect your rights as a stockholder.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Company by writing to Technology Research Corporation, 5250-140th Avenue North, Clearwater, Florida 33760, Attention:  Secretary.

If you participate in householding and wish to receive a separate copy of our Annual Report on Form 10-K for the year ended March 31, 2008, or this Proxy Statement, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Company as indicated above.

Beneficial stockholders can request information about householding from their banks, brokers or other holders of record.

Smaller Reporting Company

The Company has elected to prepare the Proxy Statement and other annual and periodic reports as a “smaller reporting company” with the rules adopted by the Securities and Exchange Commission effective as of February 4, 2008.

WHILE MANAGEMENT ENCOURAGES YOUR ATTENDANCE AT THE MEETING, HOLDERS OF COMMON STOCK ARE REQUESTED TO SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY TO THE COMPANY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

PROPOSAL ONE - ELECTION OF DIRECTORS

Number and Composition of the Board of Directors

The Company’s Bylaws provide that its Board of Directors shall consist of not less than three members and not more than nine members as may be fixed from time to time by action of the Board of Directors or of the stockholders.  The Board recommends that the exact number of directors not be determined by stockholder action, thus permitting the Board to increase or decrease the number of directors during the year and to fill any vacancy, as it deems advisable to do so.

Our Board is currently comprised of eight members.  Seven members of our Board of Directors have been nominated for reelection and will be presented as the Board's slate of nominees at our 2008 Annual Meeting.  Mr. Edmund F. Murphy, Jr. is leaving the Board at the end of his current term..

Voting Required; Election of Directors

If a quorum is present and voting, a director will be elected by a plurality of the votes cast at the Annual Meeting, whether in person or by proxy.

Unless authority is withheld as to one or more of the Board’s designated nominees, the shares represented by Board of Directors proxies properly executed and timely received will be voted for the election as Directors of the seven nominees named below, all of whom presently serve in that capacity.  If any such nominee fails to stand for election for any reason, the proxy will be voted for a substitute nominee designated by the Board of Directors.  The Board has no reason to believe that any nominee will be unavailable to serve if elected.  Each nominee, if elected, will serve a one-year term, expiring on the date of the annual meeting of stockholders in 2009.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE SEVEN NOMINEES FOR DIRECTOR SET FORTH BELOW.

Information Concerning Nominees

The following table sets forth certain information concerning the nominees, which is based on data furnished by them:

	Director
Name	Since	Age	Position

Owen Farren	2007	57	Chairman of the Board, Director, President and Chief Executive Officer

Raymond B. Wood	1981	73	Director, Senior Vice President and Director of
			Government Operations and Marketing

Gerry Chastelet (1)(2)(3)	1999	61	Director

Raymond V. Malpocher (2)	2007	62	Director

Patrick M. Murphy (1)(3)	2007	51	Director

N. John Simmons, Jr. (1)	2008	52	Director

David F. Walker (2)(3)	2004	54	Director

Footnotes:

(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.
(3) Member of the Nominating Committee.

 GERRY CHASTELET has served as a member of the Board of Directors since 1999.  Mr. Chastelet retired from the technology industry in January 2002.  From October 1998 to January 2002, Mr. Chastelet served as Chairman of the Board, Chief Executive Officer, President and a Director of Digital Lightwave, Inc., a leading provider of optical network test and management products.  From December 1995 to October 1998, Mr. Chastelet was President, Chief Executive Officer and a Director of Wandel & Goltermann Technologies, Inc., a global supplier of communications test and measurement equipment. Prior to joining Wandel & Goltermann, Mr. Chastelet held senior management positions with Network Systems Corporation, Gandalf Systems Corporation and Paradyne Corporation.  During his career, he also spent 15 years with the IBM Corporation in various sales, service, marketing and management positions.  Mr. Chastelet has a degree in Electronic Engineering from Devry Institute of Technology and is a graduate of the University of Toronto Executive MBA Program.

RAYMOND V. MALPOCHER has served as a member of the Board of Directors since December 2007.  Mr. Malpocher served as President and Chief Executive Officer of Telex Communications from 2003 to 2006.  From 1998 to 2002, he served as Group President of the Marine/Industrial division of Teleflex Corporation.  Mr. Malpocher also held senior executive positions with Danaher Corporation from 1995 to 1998 and Eagle Industries from 1981 to 1995.  He is a member of the Board of Directors of Anchor Glass Container Corporation.  Mr. Malpocher holds a B.S. in Mechanical Engineering from Rochester Institute of Technology, an M.S. in Applied Math from the University of Rochester, and an M.B.A. from the University of Rochester.

 PATRICK M. MURPHY joined the Board of Directors of Technology Research Corporation in May 2006.  Mr. Murphy served as Senior Vice President, Chief Financial Officer and Treasurer of Paradyne Networks from August 1996 and Secretary from August 2000 until August 2005.  He also served as a director and Chief Executive Officer of Paradyne Credit Corp. since July 2001 and as Vice President, Chief Financial Officer and Treasurer from August 1996 to July 2001.  From August 1996 to July 1998, he served as Vice President, Treasurer and Chief Financial Officer of GlobeSpan, Inc.  From January 1987 to August 1996, he served as Chief Financial Officer of Continental Broadcasting, Ltd., a television and radio broadcast company.  Mr. Murphy holds a B.S./B.A. in finance from John Carroll University and is a certified public accountant.

N. JOHN SIMMONS, Jr. joined the Board of Directors in May 2008.  Mr. Simmons has served as President of Quantum Capital Partners since December 1998.  During his tenure with Quantum Capital Partners, Mr. Simmons has served as a key executive officer in several investee companies.  From July 2005 to November 2007, he served as a Director and Chairman of the Audit Committee for Medquist, Inc.  From August 2002 to May 2007, Mr. Simmons was Chairman of the Board of Directors of SRI/Surgical Express, Inc.  Mr. Simmons has also served in executive roles with Eckerd Corporation and Checkers Drive-In Restaurants, Inc. and he was formerly an audit partner with KPMG Peat Marwick.  Mr. Simmons holds a B.B.A. in Accounting from Loyola University of the South.

 DAVID F. WALKER has served as a member of the Board of Directors since March 2004.  Mr. Walker is the Director of the Accountancy Program and Program for Social Responsibility and Corporate Reporting at the University of South Florida St. Petersburg, where he has been employed since 2002.  Prior to joining the University, Mr. Walker was with Arthur Andersen LLP, having served as a partner in that firm from 1986 through 2002.  Mr. Walker currently serves on the Board of Directors of Chico's FAS, Inc. (NYSE:CHS) and First Advantage Corporation (NASDAQ: FADV), participating on the Executive and Corporate Governance committees of Chico's Board, and chairing the Audit Committees for the Boards of both Chico's and First Advantage.  Mr. Walker also serves on the Board of Directors of CommVault Systems, Inc. (NASDAQ: CVLT), chairing the Audit Committee and participating on the Corporate Governance Committee, and served on the Board of Directors of Paradyne Networks, Inc. until August 2005.  Mr. Walker earned the MBA degree from the University of Chicago Graduate School of Business in accounting, finance and marketing, and the BA degree from DePauw University with majors in economics and mathematics and a minor in business administration.  Mr. Walker is also a CPA and a Certified Fraud Examiner.

EXECUTIVE OFFICERS

    Our officers are as follows:

Name	Age	Position
Owen Farren	57	Chairman of the Board, Director, President and Chief Executive Officer

Raymond B. Wood	73	Director, Senior Vice President and
		Director of Government Operations and Marketing

Barry H. Black	61	Vice President of Finance, Chief Financial Officer and Secretary

    Biographical information concerning our executive officers and their ages can be found under the caption “Executive Officers” in our 2008 Annual Report on Form 10-K for the year ended March 31, 2008, which is incorporated by reference into this Proxy Statement.

 Board Meetings and Committees; Corporate Governance Matters

During fiscal 2008, the Board of Directors held seven meetings and acted by written consent in lieu of a meeting on one occasion.  During that period, each of the current directors attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served.

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, directors are encouraged to attend.  Five of our current directors who held their director position at the time of the last annual meeting of stockholders (Messrs. Malpocher and Simmons were not directors at the time) attended the meeting.

Our Board of Directors and management are committed to responsible corporate governance to ensure that the Company is managed for the long-term benefit of our stockholders. To that end, our Board of Directors and management periodically review and update, as appropriate, our corporate governance policies and practices. Our Board and management also regularly evaluate and, when appropriate, revise our corporate governance policies and practices in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and listing standards issued by the Securities and Exchange Commission (“SEC”) and the Nasdaq Stock Market, Inc. (“Nasdaq”).

On May 15, 2008, the Board of Directors of the Company approved an amendment to Article III, Section 3, of the Company’s Bylaws to provide for the selection of a Lead Director in the event that the Chairperson of the Board of Directors is an executive officer or former executive officer of the Company. Article III, Section 3, of the Bylaws provides that if the Chair of the Board is not present, the Lead Director shall chair meetings of the Board of Directors and the Executive Committee and will perform such other duties as may be assigned by the Board of Directors or Bylaws.  The Board of Directors has elected Gerry Chastelet as its Lead Director.

Executive Sessions

The Board of Directors holds executive sessions at each regular board meeting.  This executive session is attended by the independent directors and such other attendees as they may request.  Topics covered have included discussions with outside auditors, corporate strategy, succession planning and management performance.

Our Board of Directors has established the following standing committees:

Audit Committee.  The Audit Committee of the Board of Directors (the “Audit Committee”) monitors the integrity of the Company’s financial statements, the independence and qualifications of the independent registered public accounting firm, the performance of the Company’s independent registered public accounting firm and the effectiveness of the Company’s disclosure controls and procedures and internal controls.  It is also responsible for retaining (subject to Board approval and stockholder ratification), evaluating, and, if appropriate, recommending the termination of the Company’s independent registered public accounting firm.  The Audit Committee operates under a charter that was revised and approved by the Board in June 2008 in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  A copy of the revised charter for the Audit Committee is attached as Exhibit A to this Proxy Statement.  The Audit Committee’s charter is also available on our website at www.trci.net under corporate governance.

During fiscal 2008, the Audit Committee held five meetings and did not act by written consent in lieu of any meeting.  Patrick M. Murphy, an individual determined by the Board to be an “audit committee financial expert,” as defined in Nasdaq Rule 4350 (d)(2)(A), was appointed as a director and audit committee chairman in May 2006. The Audit Committee is comprised of Patrick M. Murphy (Chairman), Gerry Chastelet and N. John Simmons, Jr.  In May 2008, N. John Simmons, Jr., an individual determined by the Board to be an “audit committee financial expert,” as defined in Nasdaq Rule 4350 (d)(2)(A), was appointed by the Board of Directors to the Audit Committee.  Mr. Edmund F. Murphy served on the Audit Committee until June 24, 2008.  Mr. Murphy is leaving the Board at the end of his current term.  The Board of Directors, in its business judgment, has determined that each member of the Audit Committee is independent under SEC and Nasdaq Rule 4200(a)(15) and listing standards currently in effect.

Compensation Committee.  The Compensation Committee of the Board of Directors (the “Compensation Committee”) administers our Long Term Incentive Plan and other programs relating to benefits, incentives and compensation of our executive officers, reviews the performance of our Chief Executive Officer and other executive officers, reviews and approves executive compensation policy and objectives, concludes whether our executives are compensated according to such standards, makes recommendations to the Board of Directors with respect to compensation, and carries out the Board’s responsibilities relating to all forms of executive compensation.  A copy of the Compensation Committee’s charter is available on our website at www.trci.net under corporate governance.

The Chief Executive Officer sets the compensation of executive officers (other than the Chief Executive Officer), including recommending to the Compensation Committee, for its review and approval, the grant of stock options to executive officers.   Non-qualified stock options which are granted to the members of the Compensation Committee are recommended by our Chief Executive Officer and approved by the Board of Directors.  During fiscal 2008, the Compensation Committee held eight meetings and did not act by written consent in lieu of any meeting.  David F. Walker serves as Chairman of the Compensation Committee and Messrs. Chastelet and E. Murphy constitute its remaining members.  In May 2008, Raymond V. Malpocher was appointed by the Board of Directors to the Compensation Committee.  The Board of Directors, in its business judgment, has determined that each member of the Compensation Committee is independent under SEC Rule 4200(a)(15) and listing standards currently in effect.

Nominating Committee.  The Nominating Committee of the Board of Directors (the “Nominating Committee”) assists the Board in identifying individuals qualified to be directors and oversees the Company's governance structure.  The Nominating Committee’s charter is available on our website at www.trci.net under corporate governance.  During fiscal 2008, the Nominating Committee held five meetings and did not act by written consent in lieu of any meeting.  Gerry Chastelet served as chair of the Nominating Committee during fiscal 2008 and Messrs. Walker and P. Murphy constituted its remaining members.  Each member of the Nominating Committee is independent under SEC and Nasdaq Rule 4200(a)(15) and listing standards currently in effect.

The Nominating Committee believes that any nominee that it recommends for a position on our Board of Directors must possess high standards of personal and professional integrity, and have demonstrated business judgment and such other characteristics as it deems appropriate to demonstrate that he or she would be effective in serving the best interest of our stockholders.  In making its determination, the Nominating Committee also reviews the current size and composition of our Board, the independence of the Board and its committees, the diversity of its membership with respect to a variety of personal and professional experiences and backgrounds, the number of other boards in which a candidate serves and such other factors as the Nominating Committee or the Board deems to be significant.  The Nominating Committee also considers recommendations for director nominees from other directors, our executive officers, any stockholder or any other source that it deems appropriate.  To evaluate any potential nominee, the Nominating Committee typically will review and evaluate the qualifications of any proposed director candidate and conduct inquiries into his or her background to the extent that it deems appropriate.

Any stockholder that wishes to submit a name of a candidate for our Board for consideration by the Nominating Committee or receive a copy of our formal charter for the Nominating Committee should do so in writing, addressed to the Nominating Committee, c/o Secretary, Technology Research Corporation, 5250-140th Avenue North, Clearwater, Florida 33760.  The Secretary of the Company will forward all recommendations to the Nominating Committee.  Each recommendation made by a stockholder should include information about the stockholder making the recommendation and include the name and contact information for the candidate, and include information regarding the candidate’s occupation and background, including education and business experience.  All proposed director candidates for consideration by the Nominating Committee will be evaluated in the same manner, regardless of the source of the initial recommendation.  Any stockholder director nomination for the 2009 Annual Meeting of stockholders must be received on or before March 25, 2009 in order to be considered for inclusion in our 2009 Proxy Statement.

Director Independence

The Board has determined that each of the directors, except Messrs., Farren and Wood, is independent within the meaning of the applicable rules and regulations of the SEC and Nasdaq Rule 4200(a)(15), as currently in effect.  The Board has also determined that each member of its Audit, Compensation, and Nominating Committees is “independent” within the meaning of the applicable rules and regulations of the SEC and Nasdaq director independence standards, as currently in effect.  Our independent directors meet in executive sessions, without management present, on a regular basis.

Communications with the Board

Stockholders may communicate with our Board of Directors by writing to us c/o Secretary, Technology Research Corporation, 5250 - 140th Avenue North, Clearwater, Florida 33760.  If you wish to direct your submission to a member of the Board you may so specify, and we will forward your communication, as appropriate.

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics (the “Codes”) that applies to all of its employees as well as its principal executive, financial and accounting officers.  A copy of the Codes can be found at the Company's website www.trci.net.  Additionally, the Company’s principal executive officer, principal financial officer and principal accounting officer have also adopted a Code of Ethics to supplement the Company Code of Conduct.  This supplemental Code of Ethics requires a high standard of ethical conduct.  The Company intends to satisfy the disclosure regarding any amendments to or waivers from a provision of the Codes that applies to its principal executive, financial and accounting officers by posting such information on its website at the address set forth above.

Stock Ownership Guidelines

    The Company is committed to aligning the interests of its Board of Directors and corporate executives with the interests of stockholders, a key element of appropriate corporate governance.  Accordingly, the Board of Directors has adopted stock ownership guidelines for members of the Board of Directors and corporate executives based on the amount of each individual's cash salary or retainer, as follows:

Directors (non-employee)             2.0 times annual cash retainer
President and CEO               1.5 times annual base salary
Other corporate executives                           1.0 times annual base salary

Director Compensation

The table below sets forth the remuneration earned during the fiscal year ended March 31, 2008 by each of our non-employee directors:

					Change in
					Pension
	Fees				Value and
	Earned		(1)	Non-Equity	Nonqualified
	or Paid	Stock	Option	Plan	Compensation	All Other
	in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Gerry Chastelet	47,856	-	34,919	-	-	-	82,775
Raymond V. Malpocher	12,033		3,786				15,819
Edmund F. Murphy	39,500	-	34,919	-	-	-	74,419
Patrick M. Murphy	44,750	-	29,428	-	-	-	74,178
David F. Walker	44,000	-	34,919	-	-	-	78,919

Robert S.Wiggins(2)	20,613		7,339				27,952

Footnotes:

(1)  This column reflects expense recognized in our financial statements during the fiscal year ended March 31, 2008 in accordance with SFAS 123R.  See note 7 to the financial statements included in the Company’s annual report on Form 10-K for the fiscal year ended March 31, 2008 for the assumptions used relating to the valuation of these stock options.  The August 2007 grants for the fiscal 2008 year vest two years from the date of grant while the March 2008 grants for the fiscal 2009 year vest three years from the date of grant.

(2) Robert S. Wiggins passed away November 24, 2007.

Processes, Procedures and Rationale

The Compensation Committee periodically reviews the appropriateness and competitiveness of the compensation of non-employee directors. Subject to approval by the Board of Directors, the Compensation Committee is responsible for establishing policies that govern non-employee director compensation and for implementing, administering and interpreting non-employee director compensation procedures and policies.  The Compensation Committee may delegate its authority relating to non-employee director compensation to a subcommittee consisting of one or more members when appropriate.

Cash Compensation

The annual retainer paid to each non-employee director is $20,000, the additional fee paid to the Audit Committee Chairman is $7,500, the fee paid to each chairman of a board committee is $2,500, and the fee paid to the Lead Director is $2,500.  In addition, the fee paid to each non-employee director is $2,000 for each Board meeting attended and $750 for each committee meeting attended.  Each non-employee director also receives an annual grant of 10,000 non-qualified stock options.  From April 1 until his death on November 24, 2007, Mr. Wiggins served as a non-employee Chairman of the Board.  In this role, his remuneration was the same as other non-employee members of the Board of Directors.  He was also paid a $2,500 fee as chairman of the Board, the same fee as paid to other board members for chairing board committees. No fees are paid to directors for attending committee meetings on the same day as a meeting of the Board of Directors.

   The Company does not pay director compensation to any member who is also a Company employee.  In fiscal 2008, that policy applied to Messrs. Farren and Wood.

Stock Grants

Any options granted to the directors are awarded under the 2000 Long Term Incentive Plan.  Each non-employee director receives an annual grant of 10,000 non-qualified options to be issued under the 2000 Long Term Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT RELATED STOCKHOLDER MATTERS

   The following table enumerates, as of July 3, 2008, certain information with respect to shares beneficially owned by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each of the Company’s directors and the executive officers named in the Summary Compensation Table below, and (iii) all current directors and executive officers as a group:

Beneficial Owner	Shares Beneficially Owned(1)	Percentage of Class
The Burton Partnership	428,160(2)	7.3%
P.O. Box 4643
Jackson, WY 83001

Dimensional Fund Advisors, LP	388,780(3)	6.6%
1299 Ocean Avenue Santa Monica, CA 90401

North Star Investment Management Corp	308,097(3)	5.2%
20 N. Wacker Drive, Suite 1416 Chicago, IL 60606

Al Frank Asset Management, Inc.	295,164(3)	5.0%
32392 Coast Hwy, Suite 260 Laguna Beach, CA 92651

Raymond B. Wood	61,941(4)	1.1%
Director, Senior Vice President of Government Operations and Marketing

Owen Farren	50,267(4)	0.9%
Chairman of the Board, Director, President, and Chief Executive Officer

Gerry Chastelet	40,000(4)	0.7%
Director

David F. Walker	40,000(4)	0.7%
Director

Edmund F. Murphy, Jr.	39,535(4)	0.7%
Director

Patrick M. Murphy	15,000(4)	0.3%
Director

Barry H. Black	13,334(4)	0.2%
Vice President of Finance, Chief Financial Officer and Secretary

Raymond V. Malpocher		N/A
Director

N. John Simmons, Jr.		N/A
Director

All directors, officers and 5% beneficial owner as a group (thirteen persons)	1,680,278	28.5%

Footnotes:

(1)  For purposes of this table, a person or group of persons is deemed to be the “beneficial owner” of any shares that such person has the right to acquire within 60 days following July 3, 2008.  For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security that such person or persons has the right to acquire within 60 days following July 3, 2008 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Beneficial owner as reported in the stockholder's Schedule 13G with the SEC on January 10, 2007.

(3) Beneficial owner as reported in the stockholder's Schedule 13F with the SEC as of March 31, 2008.

(4) Includes the following shares subject to currently exercisable options held by Messrs. Farren (36,667),
Black (13,334), Wood (28,334), E. Murphy (30,000), P. Murphy (15,000), Chastelet (40,000) and Walker (35,000).

EXECUTIVE COMPENSATION

Summary Compensation Table

 The following table provides information regarding compensation paid to or earned by the individuals who served as our Chief Executive Office and our other highly compensated executive officers, whom we refer to as our “named executive officers”.  The Company has elected to use the “smaller reporting company” rules recently issued by the SEC regarding the disclosure of executive compensation.  As provided for in the SEC rules, the Company provides executive compensation disclosures for our named executive officers, including a Summary Compensation Table for the years ended March 31, 2008 and 2007, an Outstanding Equity Awards at Year End Table and certain narrative disclosures as provided for in the SEC rules.

						Change in
						Pension
						Value And
					Non-Equity	Nonqualified
				(1)	Incentive	Deferred	(2)
				Option	Plan	Compensation	All Other
	Fiscal	Salary	Bonus	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)	($)
Owen Farren	2008	250,000	106,213	62,650				418,863
Chairman of Board	2007	49,360	20,000	42,782	40,000		15,000	127,142
Chief Executive Officer and
President

Barry H. Black	2008	144,958	57,770	6,364			536	209,628
Vice President of Finance, Chief	2007	140,000	32,001				400	172,401
Financial Officer,
And Secretary

Raymond B. Wood	2008	174,958	68,350	7,237			400	250,945
Senior Vice President and Director of Government Operations	2007	170,000	91,049				400	261,449

Former Officers:
Edward A. Schiff (3)	2008	107,431					400	107,831
Senior Vice President of Commercial Operations	2007	145,000	21,925				400	167,325

Footnotes:

(1)  The amount reflects the compensation expense recognized by the Company in fiscal 2008 and 2007 in accordance with SFAS 123R for stock options granted to the officers listed.  See footnote 7 in our audited consolidated financial statements in our annual report on Form 10-K for information discussing the valuation of stock options.

(2) For Messers. Black, Wood, and Schiff, the amount indicated consists of matching contributions made by the Company to its 401(k) Plan. Mr. Black also received an award of $136.

(3) Effective August 31, 2007, Edward A.Schiff resigned as Senior Vice President.

 Compensation Philosophy

  Our executive compensation program is designed to attract and retain a highly qualified and motivated management team, reward individual performance and align the interests of the senior executives directly with those of the stockholders.  The ultimate goal of the program is to help create stockholder value.  This program applies to all key management personnel, including the Chief Executive Officer.

   There are three elements to the compensation program which include base salary, incentive bonuses and equity incentive grants.  Our base salaries are set at a level competitive with comparable companies to attract executives with the qualifications and experience to help us succeed.  Our bonus program provides incentives to help improve performance in the key areas needed to improve profitability and create shareholder value.  The long-term incentive program which can consist of either stock options or stock grants are designed to provide incentives for the long term growth of the Company and to align the interests of senior executives with our stockholders.

   We set the compensation level of our key executives by reviewing compensation paid to executives at other benchmark companies as well as survey data for comparable positions within the same geographic locations.  This benchmark data includes information on base pay as well as incentive compensation.

Base Salary.  Our goal is to set salaries at levels competitive with the base salaries of similarly situated executives at comparable companies.  For the CEO and CFO positions, we set salaries by considering published salaries, incentive compensation and stock based awards of CEOs and CFOs working for similar-sized public companies in Florida with historically similar growth rates to TRC.  Consideration for salary increases for all employees, including Company management, is reviewed annually and will be based on Company as well as individual performance.  Compensation for our CEO is set by the Compensation Committee.  The Compensation Committee, with input and in discussion with the CEO, also undertakes a subjective evaluation of each executive’s contribution to our performance and each executive’s experience, responsibilities and management abilities.

   Incentive Bonuses.  We administer an incentive bonus plan to provide a direct financial incentive for boosting Company performance and meet key operation goals for the current fiscal year.  Incentive bonuses for executives during fiscal 2008 were based on meeting corporate and/or functional net income targets (excluding one-time items) as well as individually established target objectives that were set to assist the Company in meeting its overall corporate goals.  Incentive bonuses for fiscal 2009 have been set based on a combination of meeting both financial targets as well as meeting individual objectives that will improve the operations of the business.  The Compensation Committee believes that these objectives may be reasonably attainable.  We generally established the fiscal 2009 target bonus amounts to be between 80% and 100% of the prior year bonus targets, with additional incentives if the Company’s fiscal 2009 net income exceeds our operating plan.

Stock Options. Our 2000 Long Term Incentive Plan permits grants of incentive stock options, non-qualified options and other equity awards.  We have not traditionally granted stock options to our executives in accordance with a set formula.  Stock options and/or grants of restricted stock are granted periodically under the Long Term Incentive Plan to key executives.  Stock options that are granted under the plan have an exercise price equal to the fair market value of the underlying stock on the date of grant and generally vest over a thirty-six month period.  In granting options, we review the awards granted to other employees within the Company, the individual’s position at the Company, options granted to the individual in prior years and his/her role in helping the Company achieve its goals.

   In fiscal 2008, the Board adopted a new policy as recommended by the Compensation Committee that the granting of stock options or other equity-based compensation would be made only during open “window” periods when insiders are authorized to trade in the Company’s stock.  On April 12, 2007 the Board approved the fiscal 2008 grant of 64,169 incentive stock options and 5831 non-qualified stock options to its named executive officers but effective and priced at the closing price on the first day of trading when the trading window for Company insiders next opened, which occurred on August 13, 2007. On September 11, 2007 the Compensation Committee (based on authorization by the Board of Directors at its meeting on August 30, 2007) approved a second fiscal 2008 grant of 8000 incentive stock options to its named executive officers which were priced that day since the trading window was open.  On March 6, 2008 the Board approved the fiscal 2009 grant of 67,500 incentive stock options to its named executive officers which were priced that day since the trading window was open.

Outstanding Equity Awards at Fiscal Year End

   The following table provides information for each of our named executive officers regarding the outstanding equity awards under the Company’s Long Term Incentive Plan during the fiscal year ended March 31, 2008.

	Option Awards					Stock Awards
								Equity
								Incentive
							Equity	Plan Awards:
			Equity				Incentive	Marker or
			Incentive				Plan Awards:	Payout
			Plan Awards:				Number of	Value of
	Number of	Number of	Number of			Number of	Unearned	Unearned
	Securities	Securities	Securities			Shares or	Shares, Units	Shares, Units
	Underlying	Underlying	Underlying			Units of	or Other	or Other
	Unexercised	Unexercised	Unexercised	Option		Stock That	Rights That	Rights That
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Have Not
	Exercisable	Unexercisable	Options	Price	Expiration	Vested	Vested	Vested
Name	(#)	(#)	(#)	($)	Date	(#)	($)	($)
Farren	20,000	20,000		4.95	1/22/17
		50,000		3.43	8/13/17
		50,000		2.94	3/6/18

Black	10,000			4.87	1/3/16
		10,000		3.43	8/13/17
		3,000		3.57	9/11/17
		7,500		2.94	3/6/18
Wood	5,000			1.50	3/26/12
	20,000			12.34	3/29/14
		10,000		3.43	8/13/17
		5,000		3.57	9/11/17
		10,000		2.94	3/6/18

Equity Compensation Plan Information

 The following table provides information as of March 31, 2008 with respect to shares of our Common Stock that may be issued under existing equity compensation plans.

	(a)	(b)	(c)
Number of
Securities Remaining
	Number of		Available for
	Securities to be		Future Issuance
	Issued Upon	Weighted-	Under Equity
	Exercise of	Average Exercise	Compensation
	Outstanding	Price of Outstanding	Plans (Excluding
	Options, Warrants	Options, Warrants	Securities in
	and Rights	and Rights	Column (a)
Plan Category	(#)	($)	(#)
Equity compensation plans approved by stockholders	761,952	5.63	136,500
Equity compensation plans not approved by stockholders	-	-	-
Totals	761,952	5.63	136,500

Potential Payments Upon Termination or Change of Control

   With the exception of Mr. Black, we do not have employment, severance or change of control agreements with our named executive officers.  On January 3, 2006, we entered into a Change of Control Agreement (the “Agreement”) with Barry H. Black who was appointed to the position of Vice President of Finance and Chief Financial Officer.  Under the terms of the Agreement, if a “change of control” occurs and Mr. Black’s employment is “involuntarily terminated” (as such term is defined in the Agreement), then he will be entitled to a severance payment of twelve months of base salary.  As of March 31, 2008 if a Change of Control occurred and Mr. Black was involuntarily terminated, he would receive a severance payment under the agreement of $148,500.  Along with a change in the voting ownership of the Company, the definition of “change of control” includes certain changes in the composition of the Board of Directors and it includes the change in the Company’s Chief Executive Officer.

Indemnification

   The Company’s Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Florida law, including in circumstances in which indemnification is otherwise discretionary under such law.  The Company indemnifies its directors and officers so that they will serve free from undue concern that they will not be indemnified, and have signed agreements with each of its independent directors contractually obligating the Company to provide this indemnification to them.  A copy of the indemnification agreement has been filed with the SEC and is publicly available.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER INFORMATION

   No member of the Company’s Compensation Committee was at any time during the Company’s 2008 fiscal year an officer or employee of, nor was engaged in any related party transaction with the Company or of any subsidiary thereof, nor did any interlocking relationship exist (nor does one currently exist) between any member of the Compensation Committee and the board of directors or any board committee of any other company which would require disclosure under the Commission’s executive compensation rules.

AUDIT COMMITTEE REPORT

   The Audit Committee of the Board of Directors (the “Committee”) assists the Board in fulfilling its responsibility for general oversight of the quality and integrity of the accounting, auditing and financial reporting process and practices of the Company, and also recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm.

       Management is responsible for the Company’s internal controls, while the Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) (United States) and to issue a report thereon.  The Committee is charged with providing service as an independent and objective monitor of the Company’s financial reporting process, selection of critical accounting policies, system of internal controls, audit process for compliance with applicable laws and regulations, and the Company’s standards of business conduct.

   In fulfilling these responsibilities, the Committee met with both the Company’s management and its independent registered public accounting firm to review all annual and quarterly financial statements and to discuss significant accounting policies and issues prior to the issuance of those statements.  Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the discussions held with the Company’s independent registered public accounting firm covered those matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards).  During those discussions, the independent registered public accounting firm provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent registered public accounting firm their independence and whether the non-audit services provided by them to the Company during fiscal 2008 was compatible with, or could reasonably be deemed to call into question, that status.

    Each member of the Committee was and is an independent director as determined by the Board of Directors, based upon Rules 4200(a) 15 and 4350(d) of the Nasdaq listing rules and the additional independence requirements imposed by the SEC’s rules.  Patrick M. Murphy was elected as a director and appointed as chairman of the audit committee on May 8, 2006 and served as chairman for the remainder of fiscal 2007 and for fiscal 2008.  Mr. Murphy has been determined by the Board to be an “audit committee financial expert” as defined by the applicable rules.  For fiscal 2008, Messrs. Chastelet and E. Murphy constituted its remaining members.  In May 2008 Mr. N. John Simmons, Jr., an individual determined by the Board to be an “audit committee financial expert,” as defined in Nasdaq Rule 4350 (d)(2)(A), was appointed by the Board of Directors to the audit committee.  Mr. Edmund F. Murphy served on the Audit Committee until June 24, 2008.  Mr. Murphy is leaving the Board at the end of his current term.  Nonetheless, all Committee members rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm.  Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Moreover, the Committee’s considerations and discussions do not ensure that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the PCAOB (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”

    On the basis of its reviews and discussions and the report of the independent registered public accounting firm to the Committee, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2008, for filing with the Commission, and that KPMG LLP be selected as the Company’s independent registered public accounting firm for the Company’s 2009 fiscal year.

                                                                Submitted by the Audit Committee
                                                                of the Board of Directors

                                                                Patrick M. Murphy, Chairman
                                                                Gerry Chastelet, Member
                                                                N. John Simmons, Jr., Member

The foregoing report does not constitute solicitation material and should not be deemed filed or incorporated by reference into any prior or future Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference thereto.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Technology Research Corporation and subsidiary’s annual consolidated financial statements for the fiscal years ended March 31, 2008 and March 31, 2007, and fees billed for other services rendered by KPMG LLP during these periods:

Fee Category	Fiscal 2008	Fiscal 2007
Audit fees	$214,000	272,500
Audit-related fees	0	5,000
Tax fees	24,200	19,800
All other fees	0	1,575
	$238,200	298,875

Audit Fees

   Consists of fees for the audit of Technology Research Corporation and subsidiary’s consolidated financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.  Fiscal 2007 also includes fees for the audit of the restated consolidated financial statements for the fiscal years ended March 31, 2005 and 2006 and the fiscal quarters ended June 30, 2006, September 30, 2006 and December 31, 2006.

Audit-Related Fees

   Consists of fees related to review of acquisition of assets from Automated Engineering Corp. (AEC) in fiscal 2007.

Tax fees

   Consists of fees billed for tax compliance and tax advice.  These services include assistance regarding federal, state and international tax compliance.

All Other Fees

   Consists of fees billed for a subscription to KPMG's Accounting Research Online in fiscal 2008 and fiscal 2007.

Audit Committee Pre-Approval of Audit and Non-Audit Services

   The Audit Committee pre-approves all audit and permissible non-audit services provided to the Company by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent registered public accounting firm.  Such policies and procedures provide that management and the independent registered public accounting firm shall jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the annual plan for each fiscal year.  In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services not in the annual plan on a case-by-case basis.  Management must provide a detailed description of each proposed service and the projected fees and costs (or a range of such fees and costs) for the service.  The policies and procedures require management and the independent registered public accounting firm to provide quarterly updates to the Audit Committee regarding services rendered to date and services yet to be performed.

   As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members, for audit and non-audit services to a subcommittee consisting of one or more members of the Audit Committee.  Any service pre-approved by a delegate must be reported to the Audit Committee at the next scheduled quarterly meeting.

PROPOSAL TWO - RATIFICATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   For the 25th consecutive year, our Board of Directors has selected the independent registered public accounting firm of KPMG LLP to perform audit and related functions with respect to our accounts for its fiscal year ending March 31, 2009.  The Board recommends ratification of its selection.  In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection, and even if ratification occurs, the Board, in its discretion and through the actions of its Audit Committee, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interest of the Company and its stockholders.

   One or more representatives of KPMG LLP will be in attendance at the Meeting to respond to appropriate stockholder questions and to have an opportunity to make any statement which they may care to address to the attending stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2009.

PROPOSAL THREE - APPROVAL OF THE TECHNOLOGY RESEARCH CORPORATION AMENDED AND RESTATED 2000 LONG TERM INCENTIVE PLAN

Background

On August 24, 2000, the stockholders approved the adoption of the Company’s 2000 Long Term Incentive Plan (the “Plan”).  On June 24, 2008, subject to stockholder approval, the Company’s Board of Directors approved the Amended and Restated 2000 Long Term Incentive Plan.  At the 2008 annual stockholders meeting, stockholders will be asked to approve an amended and restated plan reflecting amendments approved by the Board.  This Plan, if approved, will provide the basis for future long-term compensation awards issued by the Company.  The Plan’s approval and adoption is critical to the Company’s ability to continue to attract and retain highly motivated and qualified employees and directors, particularly in the competitive labor market that exists today.  The Board of Directors of the Company has reviewed and approved the Amended and Restated 2000 Long Term Incentive Plan and recommends that the shareholders adopt the amended and restated Plan.  The Plan will remain in effect as long as any awards made under the Plan are outstanding; provided, however, that no incentive stock option may be granted on a date that is more than ten years from the date the Plan is adopted.

The following description sets forth the material terms of the amended and restated Plan.  It does not purport to be complete and is qualified in its entirety by reference to the provisions of the amended and restated Plan.  A copy of the amended and restated Plan is attached hereto as Exhibit “B”.  For purposes of the following discussion, the term “Amended Plan” means the proposed amended and restated Plan.  All capitalized terms which are not defined herein are defined in the Amended Plan.

Proposed Amendment

At this time, stockholders are being asked to approve the Amended  Plan which authorizes an additional 500,000 Shares for issuance in connection with future awards made to eligible participants under the Amended Plan.  The Company believes that additional shares will enable the Company to maintain its ability to provide equity incentive awards, including stock options, performance shares, stock based awards and restricted stock awards to key employees, directors and eligible participants.

Shares of Common Stock remaining available for grant under the Amended Plan are nearly exhausted and the Company will need to extend the termination date of the Plan if it intends to continue to grant incentive stock option awards under the Plan.  As of June 24, 2008, a total of 136,500 Shares are available for issuance under the Plan.  Under the Amended Plan, a maximum of 636,500 Shares of the Company’s Common Stock will remain available for issuance.

The Amended Plan is designed to increase administrative and operational flexibility, prohibit the repricing of stock options without obtaining stockholder approval and adopt changes that are in keeping with good governance practices.

Purpose

The Amended Plan is intended to promote the success of the Company and its subsidiary corporation by providing long-term incentive awards to employees, directors and consultants of the Company and its subsidiary corporation that will link their personal interests to the financial success of the Company and its subsidiary corporation with growth in stockholder value.  The Amended Plan is designed to provide flexibility to the Company and its subsidiary corporation in their ability to attract and retain the services of employees, directors and consultants upon whose judgment, interest and special effort the successful conduct of their operations is largely dependent.

Plan Highlights

Consistent with good governance practices in authorizing the award of equity grants that are consistent with the interests of stockholders, the Amended Plan includes the following features:

•
The Amended Plan authorizes an additional 500,000 Shares for grant, bringing the total of Shares available for future Awards under the Amended Plan to 636,500 Shares, which represents approximately 10.8% of the Company’s issued and outstanding Shares of Common Stock as of June 24, 2008, the date that the Board of Directors approved the increase in available shares, subject to stockholder approval.

•	No discount options with an exercise price less than the fair market value of our Common Stock on the date of grant may be awarded under the Amended Plan.

•	The Amended Plan prohibits the repricing of stock options without obtaining stockholder approval.

•	All material amendments to the Plan require approval of the Company’s stockholders.

•
As originally approved by the stockholders, the Plan may not grant new incentive stock options after March 24, 2010.  Upon approval of the Amended Plan, the term of the Plan will be extended to June 24, 2018.

•
Section 409A of the Internal Revenue Code imposes new rules on the tax treatment of deferred compensation awards.  Since Section 409A has broad application, the Amended Plan authorizes the Committee to modify the terms of any Award and otherwise undertake corrective action to ensure that Awards will not be subject to the provisions of Section 409A.

Administration.  The Amended Plan will be administered by the Compensation Committee of the Board of Directors, which currently consists of four non-employee directors (the “Compensation Committee”).  Subject to the terms of the Amended Plan, the Compensation Committee has full authority to administer the Amended Plan in all respects, including: (i) selecting the individuals who are to receive Awards under the Amended Plan; (ii)  determining the specific form of any Award; and (iii) setting the specific terms and conditions of each Award.  The Compensation Committee has full power to administer and interpret the Amended Plan and to adopt or establish, and to modify or waive rules, regulations, agreements, guidelines, procedures and instruments which it deems necessary or advisable for the administration and operation of the Amended Plan.  The Company’s Chief Executive Officer is also authorized to take ministerial actions as necessary to implement the Amended Plan.

Eligibility.   Employees, consultants and other individuals, including but not limited to directors of the Company, who provide key services to the Company, its affiliates and subsidiaries who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to the success of the Company, its affiliates and subsidiaries are eligible for Awards under the Amended Plan.

The following types of Awards may be granted under the Amended Plan:

Stock Options.  The Amended Plan authorizes the grant of options to purchase shares of the Company’s common stock, including options to employees intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), as well as non-qualified options.  The term of each option will not exceed 10 years and each stock option will be exercisable at a price per share that is not less than one hundred percent of the fair market value of a share of the Company’s common stock on the date of the grant.  Generally, optionees will pay the exercise price of an option in cash or by check, although the Compensation Committee may permit other forms of payment including payment through the delivery of shares of the Company’s common stock.   At the time of grant or thereafter, the Compensation Committee may determine the conditions under which granted stock options will vest and remain exercisable under the Amended Plan.  The term of any option is limited to ten years and no repricing of the option may be undertaken without stockholder approval.

Restricted Stock.  An award of Restricted Stock is an award of shares of Common Stock that may not be sold or otherwise disposed of during a restricted period determined by the Compensation Committee.

Performance Shares.  Performance Shares are awards of a fixed or variable number of shares that are earned by achievement of performance goals established by the Compensation Committee.  Amounts earned under Performance Share Awards may be paid in Common Stock, cash or a combination of both.

Other Incentive Awards.  The Compensation Committee may grant other types of awards which may be based in whole or in part by reference to Common Stock or upon the achievement of performance goals or such other terms and conditions as the Compensation Committee may prescribe.

Termination of Employment or Services.  The disposition of each Award held by a participant at termination of employment or service as a director or consultant will be as determined by the Compensation Committee and set forth in the agreement applicable to such Award or in any amendment or modification thereof.  To the extent the Award agreement does not expressly provide for such disposition, then the disposition of the Award shall be determined as set forth in the Amended Plan.

Other Provisions.

In general, except to the extent provided by the Compensation Committee in the specific terms of an Award, no Award will be assignable or transferable except by will, the laws of descent and distribution.  The Compensation Committee may impose such restrictions and limitations on any awards granted under the Amended Plan as it may deem advisable, including but not limited to limitations under applicable securities laws, share ownership or holding period requirements, and requirements to enter into or to comply with confidentiality, non-competition and other restrictive or similar covenants.

The Compensation Committee may make Awards on terms and conditions other than those described above or in the Amended Plan to comply with the laws and regulations of any foreign jurisdiction or to make the Award more effective under such laws or regulations.

Adjustment Events

The number of Shares reserved for delivery under the Amended Plan and the terms of Awards granted under the Amended Plan are subject to adjustment in the following circumstances.

Stock Splits and Similar Events.  In the event of a stock split, reverse stock split, share combination, recapitalization, sale of assets, stock dividend, extraordinary dividend or similar event affecting the value of the Common Stock or the number of Shares outstanding, the total number of Shares authorized for delivery under the Amended Plan, the limitations on the various types of awards permitted by the Amended Plan, the number of Shares subject to outstanding Awards, and the exercise price of outstanding stock options will be adjusted as necessary and appropriate to reflect the change in the number or value of outstanding shares and to preserve the value of outstanding Awards.

Corporate Transactions.  In the event of a merger, consolidation, spin-off, reorganization, stock rights offering, liquidation, or other material event affecting the capital structure of the Company, the Compensation Committee in its discretion may make such substitutions or adjustments as it deems appropriate and equitable to (i) the aggregate number and kinds of shares reserved for delivery under the Amended Plan, (ii) the limitations on the various types of awards permitted by the Amended Plan, and (iii) the number and kind of Shares subject to outstanding Awards.  Such adjustments may include, without limitation, the cancellation of outstanding Awards in exchange for payments of cash, property, or a combination thereof having an aggregate value equal to the cancelled Awards as determined by the Compensation Committee to be necessary or appropriate to protect the value of participants’ interests in their awards.

Change in Control.  In the event of a “Change in Control” (as defined in the Amended Plan), the Compensation Committee may, in its discretion, take any or all of the following actions:  (i) provide that all outstanding stock options will immediately vest and become exercisable, (ii) immediately lapse any restrictions applicable to any restricted stock award, (iii) provide that performance-based vesting targets applicable to performance share awards will be deemed satisfied and that the Awards will be considered to be earned and payable in full, and (iv) make such other adjustment, substitutions or settlements with respect to outstanding Awards as the Compensation Committee deems appropriate to protect participants’ interests in the Awards.

Federal Tax Treatment of Awards Under the Amended Plan.  Under applicable Code provisions, an employee will generally recognize no income subject to federal income taxation upon either the grant or exercise of an incentive stock option, although some optionees may be subject to an alternative minimum tax on the difference between the fair market value of the stock granted at the date of exercise and the exercise price of such shares.

For incentive options granted under the Amended Plan, the Company will not be permitted to take a deduction for federal income tax purposes as a result of the grant or exercise by the option holder of the option.  Generally, if an optionee disposes of shares that have been issued upon exercise of an incentive stock option more than two years from the date the option was granted and more than one year after the exercise of the option, any gain on the disposition of the option shares, equal to the difference between the sales price for such shares and the option exercise price, will be treated as long-term capital gain.  In that case, the Company would not be entitled to a deduction at the time the optionee sells the option shares.

For non-qualified options granted under the Amended Plan, no taxable income will be recognized by an optionee that has been granted a non-qualified option, and the Company will not be allowed a deduction at that time.  Upon the exercise of the option, however, the amount, if any, by which the fair market value of the shares on the date of exercise exceeds the option price will be treated as ordinary income to the optionee in the year of exercise.  Subject to compliance with applicable tax reporting requirements, the Company will be allowed an income tax deduction in the year of exercise of the option in an amount equal to the amount the optionee recognizes as ordinary income.  Capital gains taxes may be payable by the optionee on the subsequent sale of the option shares.

The recipient of a performance share, restricted stock, or other stock-based or performance-based award will not recognize taxable income at the time of grant as long as the Award is subject to a substantial risk of forfeiture as a result of performance-based vesting targets, continued service requirements or other conditions that must be satisfied before payment or delivery of Shares can occur.  The recipient will generally recognize ordinary income and be subject to wage and employment tax withholding when the substantial risk of forfeiture expires or is removed unless the cash to be paid or Shares to be delivered are deferred until a date subsequent to the vesting date.  The Company will generally be entitled to a corresponding deduction equal to the amount of income the receipient recognizes.

Foreign Employees and Foreign Law Considerations

The Compensation Committee may grant Awards to individuals who are foreign nationals and are located outside of the United States.  With respect to such individuals, the Compensation Committee is authorized to amend the Plan, establish sub-plans or provide provisions to applicable Award agreements for the purpose of complying with legal or regulatory provisions of countries outside the United States.

Amendment and Termination of the Plan

The Board of Directors may terminate the Amended Plan at any time.  Unless approved by the stockholders, no amendment may increase the number of shares of Common Stock which may be issued under the Amended Plan (except for adjustments required under Section 4.2 of the Amended Plan), expand the class of eligible participants or effect a repricing of an outstanding Award.

The affirmative vote of the holders of a majority of the shares of common stock represented in voting at the meeting is required to approve the Amended Plan.

A copy of the Technology Research Corporation Amended and Restated 2000 Long Term Incentive Plan is attached as Exhibit “B”.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE TECHNOLOGY RESEARCH CORPORATION AMENDED AND RESTATED 2000 LONG TERM INCENTIVE PLAN.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   We have not entered into any arrangements with affiliated parties.  The Company has adopted a policy that any transactions entered into with an officer, director or affiliate must be on terms as favorable to the Company as could be obtained from an unaffiliated third party.

ACCESS TO ANNUAL REPORT

   A copy of the Company’s 2008 Annual Report to Stockholders, which includes the Company's Form 10-K, as filed with the Commission, for the fiscal year ended March 31, 2008, has been mailed with this Proxy Statement to all stockholders entitled to notice of and to vote at the Meeting.  Such report is not incorporated into this proxy statement and is not considered proxy solicitation material.  Additional copies of the Company’s Annual Report, and any of its other Commission filings, may be obtained from the Commission’s website, www.sec.gov, or by writing to Technology Research Corporation, 5250-140th Avenue North, Clearwater, Florida 33760, Attention: Barry H. Black, Vice President of Finance and Chief Financial Officer.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

   Our Board of Directors and executive officers, as well as persons who own more than ten percent of the Company's outstanding shares of Common Stock, are subject to the reporting requirements of Section 16(a) of the Exchange Act (“Section 16(a)”), which require them to file with the Securities and Exchange Commission reports with respect to their ownership of Common Stock and their transactions therein.  Based upon (i) the copies of Section 16(a) reports that we received from such persons for their fiscal 2008 transactions in the Common Stock and their Common Stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for fiscal 2008, we believe that all reporting requirements under Section 16(a) were met in a timely manner by all such persons, except the following:  (1) Form 4 filing arising from a 3,000 share stock option granted to Mr. Black on September 11, 2007, notice of which was filed on October 11, 2007, or 20 business days late: 2) Form 4 filing arising from a 5,000 share stock option granted to Mr. Wood on September 11, 2007, notice of which was filed on October 11, 2007, or 20 business days late; and 3) Form 4 filing arising from a 10,000 share stock option granted to Mr. Malpocher on December 13, 2007, notice of which was filed on December 21, 2007, or 4 business days late.

OTHER MATTERS

   Stockholders who intend to have a proposal considered for inclusion in the Company’s proxy statement and form of proxy for presentation at the Company’s 2009 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Company at its principal executive offices not later than March 25, 2009.  If next year’s annual meeting of stockholders is moved to a date more than 30 days before or after the anniversary date of the Meeting, the deadline for inclusion of proposals in the Company’s proxy statement and proxy will instead be a reasonable time before the Company begins to print and mail its proxy materials.  Stockholders who intend to present a proposal at the 2009 annual meeting of stockholders without inclusion of such proposal in the Company’s proxy materials are required to provide notice of such proposal to the Company no later than June 1, 2009.

   The Board of Directors has no information that any other matter will be brought before the Meeting for consideration and vote by the Company’s stockholders.  If, however, any such matter is properly presented, either at the Meeting or as a result of its postponement or adjournment, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment, discretionary authority to do so being included in the proxy.

                                                                    By order of the Board of Directors

                                                                    Owen Farren
                                                                    President and Chief Executive Officer

Clearwater, Florida
July 21, 2008

Exhibit A

TECHNOLOGY RESEARCH CORPORATION

Charter of the Audit Committee of the Board of Directors

Purpose

          The purpose of the Audit Committee (the "Committee") of Technology Research Corporation (the "Company") is to represent and assist the Board of Directors (the "Board") in its oversight of (1) the integrity of the Company’s financial reporting, (2) the independence, qualifications and performance of the Company's independent registered public accountants and internal audit function (if applicable), and (3) the Company's compliance with legal and regulatory requirements. The Committee shall also prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company's annual proxy statement.  In connection with the performance of its responsibilities the Committee may conduct investigations, where deemed appropriate.

Members

          The Committee shall consist of at least three members of the Board who satisfy the independence requirements of the Sarbanes-Oxley Act of 2002 (“the Sarbanes-Oxley Act”) and under the rules of the National Association of Securities Dealers, Inc. (the “NASD”) and the Commission, as such requirements are interpreted by the Board in its business judgment. The Board shall designate one member as Chairperson or delegate to the Committee authority to designate a Chairperson. Each member of the Committee shall be financially literate and at least one member of the Committee shall be an "audit committee financial expert" as defined by the Commission.

Outside Advisors

          The Committee shall have the authority to retain such outside legal, accounting or other consultants or advisors as it determines appropriate to assist it in the performance of its functions, or to advise or inform the Committee.  In the performance of its duties, the Committee may also meet with investment bankers and financial analysts.  The Committee may request any Company officer or other employee or the Company's outside counsel or independent registered public accountants to attend Committee meetings or to meet with any members of, or consultants to, the Committee.  The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent registered public accountants and to any advisors retained by the Committee.

Duties and Responsibilities

          On behalf of the Board, the Committee shall, among its duties and responsibilities:

  1.           Review and discuss with management and the independent registered public accountants the Company’s annual audited financial statements, including the Company's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations, significant issues and judgments regarding accounting and auditing principles and practices, and the effect of regulatory and accounting initiatives on the Company's financial statements, and recommend to the Board whether the financial statements should be included in the Company’s annual reports to the Securities and Exchange Commission (the “SEC”). The review of the annual audited financial statements also includes a review of any transactions as to which management obtained a letter pursuant to Statement on Auditing Standards No. 50.

  2.           Review and discuss with management and the independent registered public accountants the Company's quarterly financial statements, including the Company's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations and the results of the independent registered public accountants’ review.

  3.           Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent registered public accountants or management.

  4.           Meet separately and periodically with management and the Company’s registered public accountants to be made aware of and to discuss issues of relevance or concern to any such party.

  5.           Assume direct responsibility on behalf of the Board for (a) the appointment, engagement, retention and compensation of the independent registered public accountants, (b) the oversight and evaluation of its activities in connection with the preparation and issuance of an audit report and any related activities; and (c) when deemed necessary, the termination and replacement of such registered public accountants.

  6.           Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accountants and establish policies and procedures for the conduct of the independent registered public accountants in performing such services. The Chairman of the Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants in an amount not to exceed $25,000 in any fiscal quarter, provided that all pre-approvals by the Chairman must be presented to the full Committee at its next scheduled meeting.

  7.           Obtain and review, at least annually, a report by the independent registered public accountants describing (a) its internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting any audit conducted by the independent registered public accountants, and any steps taken to deal with any such issues; and (c) all relationships between the independent registered public accountants and the Company; and assessing whether the registered public accountants believe itself to be independent with regard to the activities to be performed for the Company.

  8.           Discuss with the independent registered public accountants their report regarding independence.

  9.           Meet with the independent registered public accountants prior to its commencement of the annual audit to review the scope and planning of the audit.

10.           Review with the independent registered public accountants the results of the annual audit examination, any issues that they may have encountered in the course of its audit activities, and management’s responses, if any, to such issues.  This review should include, among other things, any management letter, any restrictions on the scope of activities or access to required information, and changes required in the planned scope of the internal audit.

11.           Discuss the Company's earnings press releases and corporate policies with respect to earnings releases, as well as to financial information and earnings guidance provided to analysts and rating agencies and recommend to the Board whether the press releases should be filed with the Securities and Exchange Commission (the “SEC”).

12.           Meet periodically with management and the independent public accountants to review the Company's major financial risk exposures and the steps taken to monitor and control such exposures.

13.           Discuss with management and the independent registered public accountants their reviews of the Company’s internal controls, including any significant deficiencies in such controls and any changes therein presented by the independent registered public accountants to the Committee or management, and the adequacy and effectiveness of the Company’s disclosure controls and procedures.

14.           Review established procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, financial or auditing matters.

15.           Recommend to the Board policies for the Company's hiring of current or former employees of the independent registered public accountant who participated in any capacity in the audit of the Company.

16.           Discuss with the Board the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethics.

17.           Review with the Company's counsel and independent registered public accountants, as applicable, any (a) legal matters that may have a material impact on the financial statements, (b) accounting or compliance policies, and (3) any material reports or inquiries received from governmental agencies or Company employees that raise material issues regarding the Company's financial statements or its accounting or compliance policies.

18.           Review all related party transactions for potential conflict of interest situations and approve all related party transactions required to be disclosed under the rules and regulations of the SEC.

19.           Annually review this Charter and recommend any changes to the Board for approval.

20.           Annually assess the Committee's own performance and report the results to the Board for review.

Meetings

      The Committee shall meet at least four times per year, either in person or telephonically, and at such times and places as the Committee shall determine. The Committee shall periodically meet with the Company’s chief financial officer, and the independent registered public accountants in executive sessions.  The Committee shall report regularly to the Board.

Other

      The function of the Committee is oversight.  While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with the generally accepted accounting principles. This is the responsibility of management and the independent public accountants.  Each member of the Committee shall be entitled to rely on the records, reports and other materials in discharging their duties.

Exhibit B

TECHNOLOGY RESEARCH CORPORATION
AMENDED AND RESTATED
2000 LONG TERM INCENTIVE PLAN

SECTION 1
GENERAL

1.1            Purpose.  The Technology Research Corporation Amended and Restated 2000 Long Term Incentive Plan (the “Plan”) has been established, subject to the approval of stockholders, by Technology Research Corporation (the “Company”) to (i) attract and retain key management employees who are expected to make significant contributions to the success of the Company; (ii) motivate such key employees, by means of appropriate incentives, to achieve the Company’s long-range goals; (iii) provide incentive compensation opportunities to key employees and consultants that are competitive with those of other similar companies; (iv) provide incentive awards to its directors; and (v) further align such key employees’ and directors’ interests with those of the Company’s other shareholders and thereby promote the long-term financial interests of the Company, including the growth in value of the Company’s equity and enhancement of long-term shareholder return.  Unless otherwise defined herein, all capitalized terms are defined in Section 7 herein.

1.2           Participation.  Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Employees or Eligible Directors, or certain designated consultants, those persons who will be granted one or more Awards under the Plan and thereby become “Participants” or a “Participant” in the Plan.  The Company may also designate any employee or consultant of a Company subsidiary as eligible to be a Participant in the Plan.  In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan and more than one Award may be granted to each Participant.  Awards may be granted as alternatives to or replacement of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Related Company (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Related Company).

1.3           Name of Plan.  The name of this Plan shall be known as the Technology Research Corporation Amended and Restated 2000 Long Term Incentive Plan.

1.4           Administration.  The Plan shall be administered by the Committee, which shall be composed exclusively of independent non-employee directors appointed by the Board.  The Board may, at any time and at its complete discretion, remove any member of the Committee and may fill any vacancy in the Committee.

The Committee shall have full authority to interpret the Plan; determine eligibility for and grant Awards; determine what type or combination of types of Awards may be granted; determine the numbers of Shares covered by each Award; determine, modify or waive the terms and conditions of any Award (which need not be identical); prescribe forms, rules and procedures (which it may modify or waive); provide Awards to employees of subsidiary corporations or non-U.S. citizens that are employed by the Company or a Related Company; determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, shares, other securities, other Awards, or other property, or cancelled, forfeited or suspended; determine whether a transaction or event should be treated as a Change of Control, as well as the effect of a Change of Control; and otherwise do all things necessary to implement the Plan.  Notwithstanding the preceding sentence, all Awards made to non-employee directors shall be authorized by the Board.

1.5           Award Modifications.  The Committee may modify, change, amend or cancel any Award to correct an administrative error or in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The Committee may also temporarily suspend Awards pursuant to any blackout period that it deems necessary or advisable in its sole discretion, to comply with tax and securities laws and to comply with changes of law and accounting standards. The Board may also correct any defect, omission or inconsistency in the Plan or in any Award in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective, and the full Board may exercise any of the Committee’s authority under the Plan.

In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Board may modify the terms of the Plan or may create one or more subplans, in each case on such terms as it deems necessary or appropriate; provided, however, that no such action by the Board shall increase the total number of Shares issuable hereunder.

1.6           Procedures.  The Committee may act by a majority of its members then in office.  It also may allocate responsibilities and powers among its members to the extent permitted by applicable law and the listing standards of the Nasdaq Stock Market.

1.7           Delegation of Certain Responsibilities.  The Committee may, subject to the terms of the Plan and applicable law, appoint such agents as it deems necessary or advisable for the proper administration of the Plan under this Section 1, provided, however, that except as provided below, the Committee may not delegate its authority to grant Awards under the Plan or to correct errors, omissions or inconsistencies in the Plan.  The Committee may delegate to the Company’s Chief Executive Officer and/or to other officers of the Company its authority under this Section 1, provided that such delegation shall not extend to the grant of Awards or the exercise of discretion with respect to Awards to Participants who, at the time of such action, are (a) “covered employees” within the meaning of Section 162(m) of the Code or (b) officers of the Company or its subsidiaries who are subject to the reporting requirements of Section 16(a) of the Exchange Act.  All authority delegated by the Committee under this Section 1 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may from time to time be established by the Committee.

1.8           Award Agreements.  The terms and conditions of each Award, as determined by the Committee, shall be set forth in a written Award agreement, which shall be delivered to the Participant receiving such Award as promptly as is reasonably practicable following the grant of such Award.  The Award’s effectiveness will not be dependent on any signature unless specifically so provided in the Award agreement.  Awards may include a vesting period.  However, vesting may accelerate in the event of a Change of Control, death, Disability or retirement or other event, as specified in the Award agreement.  The Company makes no representation or warranty that any Award granted under the Plan is exempt or complies with Section 409A of the Code and makes no undertakings to ensure or preclude that Section 409A will apply to any Awards.

1.9           Conditions on Awards.  The Committee shall have the discretion with respect to any Award granted under the Plan to establish upon its grant conditions under which (i) the Award may be later forfeited, canceled, rescinded, suspended, withheld or otherwise limited or restricted; or (ii) gains realized by the grantee in connection with an Award or an Award’s exercise may be recovered, provided that such conditions and their consequences are:

(a)           clearly set forth in the grant agreement or other grant document; and

(b)           fully compliant with applicable laws.

The Committee shall also be authorized to impose conditions that include, without limitation, requiring that the awardee refrain from undertaking actions which constitute a conflict of interest with the Company, or are prejudicial to the Company’s interests, or are in violation of any non-compete agreement or obligation, any confidentiality agreement or obligation, the Company’s applicable policies, its code of ethics (as in effect from time to time), or the terms and conditions of employment under an applicable employment or contractor agreement.

The Committee shall also be authorized to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of common stock issued as a result of or under an Award, including, without limitation, (i) restrictions under an insider trading policy and (ii) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

1.10                      Effect of Committee’s Decision.  All determinations, interpretations and constructions made by the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

1.11                      Non-exclusivity of this Plan.  This Plan shall not limit the power of the Company or any Related Company to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock or other equity-based rights under other plans or compensation arrangements approved by the Company.

1.12                      Unfunded Plan. This Plan shall be unfunded.  Although bookkeeping accounts may be established with respect to Participants, any such accounts will be used merely as a convenience.  The Company shall not be required to segregate any assets on account of this Plan, the grant of Awards, or the issuance of Shares.  The Company shall not be deemed to be a trustee of stock or cash to be awarded under this Plan.  Any obligations of the Company to any Participant shall be based solely upon contracts entered into under this Plan, such as Award agreements.  No such obligations shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company.  Neither the Company nor the Committee shall be required to give any security or bond for the performance of any such obligations.

SECTION 2
OPTIONS

2.1           Definitions.  The grant of an “Option” entitles the Participant to purchase Shares at an exercise price established by the Committee.  Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee.  An “Incentive Stock Option” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Section 422(b) of the Code.  A “Non-Qualified Option” is an Option that is not intended to be an “incentive stock option”, as that term is described in Section 422 (b) of the Code.

2.2           Exercise Price.  The “Exercise Price” of each Option granted under the Plan shall be established by the Committee at the time the Option is granted and shall not be less than ONE HUNDRED PERCENT (100%) of the Fair Market Value of a Share as of the Pricing Date.  For purposes of the preceding sentence, the “Pricing Date” shall be the date on which the Option is granted, except that the Committee may provide that: (i) the Pricing Date is the date on which the recipient is hired or promoted (or similar event) if the grant of the Option occurs not more than ninety (90) days after the date of such hiring, promotion or other event; and (ii) if an Option is granted in tandem with, or in substitution for, an outstanding Award, the Pricing Date shall be the date of grant of such outstanding Award.  In the case of any optionholder owning more than ten percent of the voting power of all classes of stock of the Company, any Incentive Stock Option must include an exercise price not less than ONE HUNDRED TEN PERCENT (110%) of the Fair Market Value of the Shares on the Pricing Date).  In no event may any Option granted under the Plan be amended, other than pursuant to Section 4.2, to decrease the exercise price thereof, be cancelled in conjunction with the grant of any new Option or Award with a lower exercise price, or otherwise be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option, unless such amendment, cancellation, or action is approved by the stockholders of the Company.

2.3           Expiration Date.  The “Expiration Date” with respect to an Option means the date the Option is deemed to expire, as determined by the Committee at the time of the grant; provided, however, that the Expiration Date with respect to any Option shall not be later than the earliest to occur of:

(a)           the ten-year anniversary of the date on which the Option is granted;

(b)           if the Participant’s date of termination occurs by reason of death or Disability, the one-year anniversary of such date of termination;

(c)           if the Participant’s date of termination occurs by reason of retirement, the three-year anniversary of such date of termination;

(d)           if the Participant’s date of termination occurs for reasons other than retirement, death or Disability, the 90-day anniversary of such date of termination; subject, however, to the terms of the applicable option agreement approved by the Committee;

   (e)           if the Participant dies while the Option is otherwise exercisable, the Expiration Date may be later than the dates set forth above, provided that it is not later than the first anniversary of the date of death.  Notwithstanding the foregoing provisions of this subsection 2.3, the Committee shall be authorized to extend the Expiration Date for any non-qualified stock options granted under the Plan; subject, however, to the terms of the applicable option agreement approved by the Committee.

2.4           Settlement of Award.  The distribution of Shares following exercise of an Option shall be subject to such conditions, restrictions and contingencies as the Committee may establish.

2.5           Other Restrictions.  Incentive Stock Options and Non-Qualified Stock Options may be granted under the Plan in such numbers and on such terms and conditions as the Committee shall determine, provided that such options shall comply with and be subject to the following terms and conditions:

 (a)           Annual Grant Limitation.  No Participant shall be granted an Incentive Stock Option to the extent that the aggregate Fair Market Value of Shares made subject to such option (determined as of the date such option is granted) which are exercisable for the first time by an option holder during any one calendar year exceeds the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000), or such other limit as may be set by applicable law (the “Limitation Amount”).  Incentive Stock Options granted under the Plan and all other plans of the Company or affiliated entity shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded.  The Committee may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met.  If any Incentive Stock Options that are granted under the Plan have an aggregate Fair Market Value that exceeds the Limitation Amount, the excess Options (according to the order in which they were granted) will be treated as Non-Qualified Stock Options to the extent permitted by law.

(b)           Option Agreement.  Options granted under the Plan shall be evidenced by a written option agreement stating the number of Shares capable of being purchased upon its exercise and otherwise in such form as the Committee may periodically approve and containing such terms and conditions, including the period of exercise and whether in installments or otherwise, as shall be contained therein, which need not be the same for all options.

(c)           Date of Grant.  Subject to Section 2.2 above, the date on which an option grant is approved by the Committee shall be considered the date on which such option is granted (the “Date of Grant”), and shall be reflected in the option agreement.  All options under this Plan shall be granted within 10 years of the date this Amended and Restated Plan is adopted.

          (d)           Option Exercise.  All options granted under the Plan become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual option.  All Options that have become exercisable from time to time may be exercised in whole or in part in accordance with the terms of the applicable option agreement; provided, however, that the Committee shall be authorized to require that any partial exercise be with respect to a minimum number of Shares.

          (e)           Forfeiture or Exercise of Option.  In the event that a Participant ceases employment with the Company due to retirement, death, Disability or any other reason, all options shall be forfeited or exercised, as follows:

(1)           In the event of a Participant’s termination of employment for reasons other than retirement, cause, death or Disability, any options that are not vested shall be forfeited in accordance with the terms of each Option Agreement and any Vested Option shall be exercised before the 90-day anniversary of the date of termination (or such period of exercise that the terms of the applicable option agreement may permit).

(2)           Upon the Disability of a Participant, the Participant’s Vested Options shall be exercisable within one year (or such shorter period as the Code or the period of exercise that the terms of the applicable Option Agreement may permit) of the Participant’s date of Disability.  Any non-vested Options will continue to be eligible to vest as scheduled during the period the Participant remains disabled and may be exercised at any time within the one year period after the vesting date.

(3)           If the Participant dies while in the employment of the Company, the Participant’s estate, personal representative, or designated beneficiary shall have the right to exercise such Vested Options within one year of the Participant’s death (or such shorter period as the Code or period of exercise that the terms of the applicable option agreement may permit).

(4)           Upon the retirement of a Participant, the Participant’s Vested Options shall be exercisable within three years (or such shorter period as the Code or period of exercise that the terms of the applicable option agreement may permit) of the Participant’s date of retirement.

(5)           Upon the termination of a Participant for “cause”, as defined in the applicable Option Agreement, all Options will terminate.

          (f)           Mechanics of Exercise.  A person entitled to exercise any portion of an option granted under the Plan may exercise the same at any time, either in whole or in part, by delivering written notice of exercise to the office of the Secretary of the Company or to such other location as may be designated by the Committee, specifying therein the number of Shares with respect to which the option is being exercised, which notice shall be accompanied by payment in full of the purchase price of the Shares being acquired.  If any adjustment has been effected so as to establish a right by an optionholder to acquire a fractional share, such fraction shall be rounded upward to the next whole number.

          (g)           Payment of Exercise Price.  The Committee may determine, in its sole discretion, the required or permitted forms of payment, subject to the following: (i) payment may be made wholly or partly in cash; (ii) through the delivery of Shares which have a fair market value equal to the exercise price, provided that such shares have been held by the Participant for such period, if any, as may be required from time to time by the Committee in order to satisfy applicable generally accepted accounting principles; (iii) by delivery of an unconditional and irrevocable undertaking by a third party to deliver promptly to the Company sufficient funds to pay the exercise price and any tax withholding resulting from such exercise through a “cashless exercise” arrangement which permits the Participant to simultaneously exercise an option and sell the Shares thereby acquired and enable the third party to use the proceeds from such sale as payment for the exercise price of such option to the extent permitted by law; (iv) the withholding of Shares otherwise receivable upon settlement of the Award in payment of the exercise price, plus the amount of any withholding taxes, thereby issuing the Participant the net amount of Shares after such deductions; or (v) by any combination of the foregoing permissible forms of payment.

In no event shall a promissory note or other form of deferred consideration constitute a permissible form of payment.  If the Company extends or arranges for the extension of credit to a Participant under a cashless exercise procedure, no officer or director may participate in that cashless exercise procedure.

          (h)           Investment Purpose.  Unless the Committee chooses to register or qualify the Shares under the Securities Act of 1933, as amended (the “Act”), each option is granted on the express condition that the purchase of Shares upon an exercise thereof shall be made for investment purposes only and not with a view to their resale or further distribution unless such Shares, at the time of their issuance and delivery, are registered under the Act, or, alternatively, at some time following such issuance their resale is determined by counsel for the Company to be exempt from the registration requirements of the Act and of any other applicable law, regulation or ruling.  Any Shares so registered shall be promptly listed with each securities exchange through which any class of the Company’s capital stock or other securities are traded.

          (i)           Legal Conditions on Delivery of Shares.  The Company will not be obligated to deliver any Shares pursuant to the Plan or to remove any restrictions from Shares previously delivered under the Plan until the Company’s counsel has approved all legal matters in connection with the issuance and delivery of such Shares; if the Company’s Shares are at the time of delivery listed on any stock exchange or national market system, the Shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and all conditions of the Award have been satisfied or waived.  If the sale of Shares has not been registered under the Act, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act.  The Company may require that any certificates evidencing Shares issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Shares.

          (j)           Acceleration.  The Committee shall be authorized to accelerate the exercise date of all or any part of the options granted to a Participant under the Plan.

          (k)           Vesting and Exercisability.  Except as otherwise provided herein, all Options shall be vested and exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the Option Agreement.

SECTION 3
OTHER STOCK AWARDS

3.1           Definition.  Shares of “restricted stock” are actual Shares issued to a Participant, evidenced by registration in the name of the Participant and shall reference the terms, conditions, and restrictions applicable to such Award.

3.2           Restricted Stock Awards.  Each Stock Award or grant of restricted stock shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.  These may include minimum vesting or service requirements, the achievement of certain Performance Measures, or a combination of continued service and performance vesting criteria.  The Committee may designate a single goal criterion or multiple goal standard  for performance measurement purposes, with the measurement based on individual or Company performance as compared with that of competitive companies, all at the discretion of the Committee.  Each such grant or sale may constitute an immediate transfer of the ownership of common shares to the participant in consideration of the performance of services, entitling such participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

3.3           Other Terms and Conditions for Stock Awards.  If determined by the Committee, any Shares granted to a Participant under a Stock Award shall be represented by a registration in the name of the Participant; provided, however, that:

(a)           the Participant shall not be entitled to delivery of the stock certificate until any applicable vesting period during which certain restrictions established by the Committee shall have expired;

(b)           the Company may either issue Shares subject to such restrictive legends and/or stop-transfer instructions as it deems appropriate or provide for retention of custody of the Shares during the applicable restriction period or vesting period imposed by the Committee under an Award;

(c)           the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Shares during the applicable restriction period or vesting period, except that it may be transferred by assignment by the Participant to the extent provided in the applicable stock award agreement;

(d)           a breach of the terms and conditions established by the Committee with respect to the Stock Award shall cause a forfeiture of the Stock Award, and any dividends withheld thereon;

(e)           notwithstanding the foregoing, the Committee may provide in the applicable Award that no Shares be issued until the vesting or restriction period has lapsed and further determine whether the Shares will be issued in escrow and/or be legended and subject to restrictions including the forfeiture of all or a part of the Shares;

(f)           Each such grant will provide that the Stock Award covered by such grant or sale will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period of not less than one year to be determined by the Committee at the date of grant and may provide for the earlier lapse of such substantial risk of forfeiture in the event of a Change of Control;

(g)           Each such grant will provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Stock Award will be prohibited or restricted in the manner and to the extent prescribed by the Committee at the date of grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Stock Award to a continuing substantial risk of forfeiture in the hands of any transferee);

(h)           Any Stock Award may specify management objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such Stock Award.  Each grant may specify in respect of such management objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of shares on which restrictions will terminate if performance is at or above the minimum level, but fails short of full achievement of the specified management objectives;

(i)           Any such grant may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Shares, which may be subject to the same restrictions as the underlying award; and

(j)           Each grant of restricted stock will be evidenced by an evidence of award and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.  Unless otherwise directed by the Committee, all certificates representing shares of restricted stock will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

3.4           Payment for Stock Award.  A Participant shall not be required to make any payment for a Stock Award unless the Committee so requires.

3.5           Forfeiture Provisions.  In the event that a Participant terminates employment before the vesting period or restriction period has been met or has lapsed in accordance with the terms of an Award, such Stock Award will be forfeited; provided, however, that the Committee may provide for the proration or full payout of a Stock Award in the event of:

(a)           a termination of employment because of normal retirement;

(b)           consent of the Committee;

(c)           death;

(d)           total and permanent Disability, as determined by the Committee; or

(e)           a Change of Control, all subject to any other conditions as the Committee may determine or provide in an applicable Stock Award agreement.

3.6           Acceleration.  The Committee shall have the discretionary power to accelerate the date on which restrictions lapse with respect to any Stock Award that has been outstanding for at least one year.

3.7           Performance Shares.  The Committee may also authorize the granting of Performance Shares that will become payable to a Participant upon achievement of specified management objectives.  Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)           Number of Shares.  Each grant will specify the number of Performance Shares to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment will be made in the case of a Participant where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

(b)           Performance Period.  The performance period with respect to each Performance Share will be such period of time (not less than two years), commencing with the date of grant as will be determined by the Committee at the time of grant which may be subject to earlier lapse or other modifications in the event of a Change of Control.

(c)           Performance Measures.  Any grant of Performance Shares will specify management objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified management objectives a minimum acceptable level of achievement and will set forth a formula for determining the number of Performance Shares that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified management objectives.  The grant of Performance Shares will specify that, before the Performance Shares will be earned and paid, the Committee must certify that the management objectives have been satisfied.

(d)           Payment of Award.  Each grant will specify the time and manner of payment of Performance Shares that have been granted.  Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in common shares or in any combination thereof and may either grant to the Participant or retain in the Committee the right to elect among those alternatives.

(e)           Maximum Award.  Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

(f)           Dividend Payments.  The Committee may, at or after the date of grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional Shares.

(g)           Award Agreement.  Each grant of Performance Shares will be evidenced by an award and will contain such other terms and provisions, consistent with this Plan, as the Committee may approve.

3.8           Other Awards.

(a)           Discretionary Awards.  The Committee may, subject to limitations under applicable law, grant to any Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, the Company’s Shares or factors that may influence the value of such Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or specified subsidiaries, affiliates or other business units thereof or any other factors designated by the Committee, and awards valued by reference to the book value of Shares or the value of securities of, or the performance of specified subsidiaries or affiliates or other business units of the Company.  The Committee shall determine the terms and conditions of such awards.  Shares delivered pursuant to an award in the nature of a purchase right granted under this Section 3.8 shall be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, cash, common shares, other awards, notes or other property, as the Committee may determine.

(b)           Cash Awards Tied to Share Performance.  Cash awards that are granted as a stock performance based Award, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section of this Plan.

(c)           Bonus or Other Awards.  The Committee may grant Shares as a bonus, or may grant other awards in lieu of obligations of the Company or a subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

3.9           Escrow of Stock Certificates.  To enforce any restrictions on Award Shares, the Committee may require their holder to deposit the certificates representing Award Shares, with stock powers or other transfer instruments approved by the Committee endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated.  The Committee may also cause a legend or legends referencing the restrictions to be placed on the certificates.

SECTION 4
OPERATION AND ADMINISTRATION

4.1           Effective Date.   The Plan was initially approved by the Board of Directors on March 24, 2000 and became effective upon approval of the stockholders in August, 2000.  This Amended and Restated Plan shall be effective as of June 24, 2008, subject to approval of the Company’s shareholders at its 2008 annual meeting (the “Effective Date”).  No Awards or grants may be made after the Plan termination date of June 24, 2018, unless terminated sooner by the Company’s Board of Directors pursuant to Section 6 herein.  Any Awards granted prior to the date of the termination of the Plan shall remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no Incentive Stock Options may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted or, if earlier, the date the Plan is approved by shareholders.

4.2           Limits on Award Under the Plan.

(a)           Number of Shares.  In its amended and restated form, a maximum of five hundred thousand (500,000) additional shares may be awarded under the Plan. The total number of shares that are authorized and available for issuance under both the original 2000 Long Term Incentive Plan and the Amended and Restated 2000 Long Term Incentive Plan is 1.6 million shares (1.1 million shares under the original plan  plus 0.5 million shares under the Amended and Restated Plan). As of June 24, 2008, subject to approval of the Company’s shareholders at its 2008 annual meeting, a maximum of six hundred thirty six thousand five hundred (636,500) Shares will be available for issuance and may be delivered in satisfaction of Awards under both the original and the Amended and Restated Plan, including the sum of one hundred thirty six thousand five hundred Shares subject to outstanding Awards and Shares that remain available for issuance under the original 2000 Long Term Incentive Plan

For purposes of the Plan, Shares that have been forfeited, expired or canceled in accordance with the terms of the applicable Award, and any Shares tendered in satisfaction of the exercise price or withheld by the Company to satisfy tax withholding requirements or as a net exercise payment procedure shall not be considered to have been delivered under the Plan  and shall be eligible for issuance under the Plan.  The number of Shares delivered under an Award shall be determined net of any previously acquired Shares tendered by the Participant in payment of the exercise price or of withholding taxes.  Any Awards that are valued by reference to the Company’s Common Stock and may be settled in equivalent cash value will count as shares delivered to the same extent as if the Award were settled in Shares.

Any Shares covered by an Award granted under the Plan shall not be counted as used unless and until they are actually issued and delivered to a Participant.  If any Shares or Awards are repurchased by the Company prior to vesting, the Shares not acquired under such Award shall revert to and again become available for issuance under the Plan.  Any Shares that are issued by the Company, and any awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an affiliate of, or in substitution for, outstanding awards previously granted by an acquired company shall not be counted against the Shares available for issuance under the Plan.

(b)           Type of Shares.  Shares delivered by the Company under the Plan may be authorized but unissued Shares or previously issued Shares acquired by the Company and held in treasury.  No fractional Shares will be delivered under the Plan.

(c)           Forfeiture of Options.  Any Shares granted under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan.  To the extent any Shares covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

(d)           Use of Shares as Payment.  If the exercise price of any stock option granted under the Plan is satisfied by tendering Shares to the Company (by either actual delivery or by attestation), only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

(e)           Substitution of Shares.  Shares delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of Shares available for delivery under the Plan, to the extent that such settlement, assumption or substitution results from the Company or a Related Company acquiring another entity (or an interest in another entity).

(f)           Adjustment of Number of Shares.  In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, forward or reverse stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of Shares), then (A) the number of Shares reserved for issuance under this Plan, (B) the exercise price, base price or redemption price applicable to outstanding Awards, and (C) the number of Shares subject to outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable law.  Fractions of a Share will not be issued but will be paid in cash at the fair market value of such fraction of a share or will be rounded down to the nearest whole share, as determined by the Committee in its sole discretion.  Action by the Committee may include adjustment of: (i) the number and kind of Shares which may be delivered under the Plan; (ii) the number and kind of Shares subject to outstanding Awards; and (iii) the exercise price of outstanding Options; as well as any other adjustments that the Committee determines to be equitable.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of performance periods.  Any adjustment of any Options under this Section 4.2 shall be made in a manner so as not to constitute a modification within the meaning of Section 424(h)(3) of the Code and regulations promulgated under Section 409A of the Code.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.  Subject to the provisions of Section 6, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Section 424 and 409A of the Code, where applicable.

(g)           Vesting.  Without limiting the generality of Section 1.4, the Committee may determine the time or times at which an Award will vest (i.e., become free of forfeiture restrictions) or become exercisable and the terms on which an Award requiring exercise will remain exercisable.

4.3           Limit on Distribution.  Distribution of Shares or other amounts under the Plan shall be subject to the following:

(a)           Compliance with Securities Laws.  Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Act, and the applicable requirements of any securities exchange or similar entity).

(b)           Issuance Without Certificates.  To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

4.4           Payment Shares. Subject to the overall limitation on the number of Shares that may be delivered under the Plan, the Committee may use available Shares as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Related Company, including the plans and arrangements of the Company or a Related Company acquiring another entity (or an interest in another entity).

4.5           Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a domestic relations order entered by a court of competent jurisdiction.  Notwithstanding anything in this Section to the contrary, the Participant may transfer an option granted under this Plan to or for the benefit of his or her family members (including, without limitation, to a trust for the benefit of the Participant’s family members or to a partnership or limited family partnership or other entity established for the benefit of one or more members of the Participant’s family), subject to such limits as the Committee may establish.  Each transferee shall remain subject to all the terms and conditions applicable to the option prior to such transfer.

4.6           Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to exercise an option under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

4.7           Agreement With Company. At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company (the “Agreement”) in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.  The Committee need not require the execution of any such agreement by a Participant in which case acceptance of the Award by the Participant will constitute agreement to the terms of the Award.

The Committee may also choose to document the evidence of its approval of an Award in the form of an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of the Award.  Evidence of an Award may also be in an electronic medium and may be limited to a notation on the books and records of the Company.  The Company may deliver by email or other electronic means (including posting on a web site maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder (including without limitation, prospectuses required by the SEC) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements).

4.8           Limitation of Implied Rights.

(a)           No Collateral or Secured Interest.  Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in their sole discretion, may set aside in anticipation of a liability under the Plan. Each Participant shall have only a contractual right to the stock payable under the Plan, unsecured by any assets of the Company or any Related Company. Nothing contained in the Plan shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any person.

(b)           No Guarantee of Employment.  The Plan does not constitute a contract of employment, and the receipt of any Award or option grant will not give any employee the right to be retained in the employ of the Company or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

4.9           Evidence. Evidence required of Participant under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

4.10                      Action by Company or Related Company.  Any action required or permitted to be taken by the Company or any Related Company shall be by resolution of its Board, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company.

4.11                      Change of Control.  Subject to the terms set forth in an applicable option agreement or Award agreement, upon a Change of Control the Committee may, in its discretion, revise, alter, amend or modify any option agreement or Award in any manner it deems appropriate.  In exercising this discretion, the Committee may accelerate vesting, lapse any restrictions or deferred limitations, and determine whether any Performance Conditions have been met and make such adjustments or settlements of outstanding Awards as it deems consistent with the purposes of the Plan.  The Committee shall also have the authority to make adjustments under any applicable Change of Control condition as it deems appropriate and consistent with the terms of a definitive merger or acquisition agreement.  If any Award is subject to the provisions of Section 409A of the Code, any special provision regarding timing or form of payment upon a Change of Control must be set forth in the Award agreement when the Award is granted and must comply with the requirements of Section 409A.

4.12                      Annual Grant to Non-Employee Directors.  Consistent with the terms of this Plan and as reflected in individual Award agreements, the Committee and the Board may establish annual grant Awards or other Awards to directors who are not employees on such terms and conditions as it determines, including providing for director fee or retainer payments through the issuance of Awards and establish the timing of the effectiveness of such Awards.  Such Awards may also be made by establishing annual grants, in such amounts as the Board may determine from time to time.  To the extent that the Board amends, suspends or terminates such annual or periodic grant programs for non-employee directors, no approval or consent of such non-employee director shall be necessary to take such action with respect to Awards that have not yet been granted.

4.13                      Compliance with Code Section 409A.  Notwithstanding any provision of this Agreement to the contrary, if one or more of the payments or benefits received or to be received by a Participant pursuant to an Award would constitute deferred compensation subject to Section 409A of the Code and would cause the Participant to incur any penalty tax or interest under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder, the Company may reform such provision to the minimum amount necessary to maintain the original intent of the applicable provision without violating the provisions of Section 409A of the Code; provided, however, that if no reasonably practicable reformation would avoid the imposition of any penalty tax or interest under Section 409A of the Code, no payment or benefit will be provided under the Award, the Award will be deemed null, void and of no force and effect, and the Company shall have no further obligation with respect to the Award or the failure to issue any Shares or other compensation hereunder.

SECTION 5
COMMITTEE

5.1           Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee of the members of the Board who are “independent directors”, as determined under Rule 16b-3 of the Securities Exchange Act of 1934 or any successor rule, Section 162(m) of the Code, and any rules and regulations of the stock exchange on which the Company’s Shares are listed in accordance with this Section 5.  The Board of Directors of the Company has designated the Compensation Committee of the Board, comprised of not less than three (3) members, to be responsible for administering the Plan.

5.2           Selection of Committee. The Committee shall be selected by the Board, and shall consist of three (3) or more independent members of the Board.

5.3           Information to be Furnished to Committee.  The Company and Related Companies shall furnish the Committee with such data and information as may be required for it to discharge its duties. The records of the Company and Related Companies as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

SECTION 6
AMENDMENT AND TERMINATION

6.1           Amendment and Termination.  The Board may at any time amend, suspend, or terminate this Plan.

6.2           Stockholder Approval.  The Company shall obtain the approval of the Company’s shareholders for any amendment to this Plan if shareholder approval is necessary or desirable to comply with any applicable law or with the requirements applicable to the grant of Awards intended to be Incentive Stock Options; provided, however, that the Company shall obtain shareholder approval of any of the following:  (a) other than an increase under Section 4.2, an increase in the Shares reserved for issuance hereunder; (b) an expansion of the class of Participants eligible to receive Awards hereunder; or (c) any amendment of outstanding Options that effects a repricing of such Awards.  For Stock Awards to continue to be eligible to qualify as “performance-based compensation” under Code Section 162(m), the Company’s shareholders must re-approve the material terms of the performance goals included in the Plan by the date of the first stockholder meeting that occurs in the fifth year following the year in which the shareholders first approved the Plan.  The Board may also, but need not, require that the Company’s shareholders approve any other amendments to this Plan.

6.3           Effect.  No amendment, suspension, or termination of this Plan, and no modification of any Award even in the absence of an amendment, suspension, or termination of this Plan, shall impair any existing contractual rights of any Participant unless the affected Participant consents to the amendment, suspension, termination, or modification.  Notwithstanding anything herein to the contrary, no such consent shall be required if the Committee determines, in its sole and absolute discretion, that the amendment, suspension, termination, or modification:  (a) is required or advisable in order for the Company, this Plan or the Award to satisfy applicable law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, (b) is in the best interests of the Company or its shareholders for any event or transaction described in Section 4.2, or (c) is otherwise in accordance with Section 1.5 of the Plan.

The Committee may, but need not, take the tax or accounting consequences to affected Participants into consideration in acting under this Section 6.3.  Those decisions shall be final, binding and conclusive.  Termination of this Plan shall not affect the Committee’s ability to exercise the powers granted to it under this Plan with respect to Awards granted before the termination of Shares issued under such Awards even if those Shares are issued after the termination.

SECTION 7
DEFINED TERMS

For purposes of the Plan, the terms listed below shall be defined as follows:

(a)           Award. The term “Award” or “Awards” shall mean any award or benefit granted to any Participant made by the Committee under the Plan, including, without limitation, the grant of Options or Stock Awards.  The Committee shall determine the type or types of Awards to be made to each Participant under the Plan and shall approve the terms and conditions governing such Awards.  Awards may be granted singly, in compensation or in tandem so that the settlement or payment of one automatically reduces or cancels the other.  Awards may also be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment for, grants or rights under any other employee or compensation plan of the Company, including the Plan of any acquired entity.  Nothing in this Plan shall authorize the Committee to grant an automatic reload option that provides for the automatic award of additional stock options upon the exercise of such Awards.

(b)           Board. The term “Board” shall mean the Board of Directors of the Company.

(c)           Change of Control.   Unless otherwise modified in an applicable Award agreement, the term “Change of Control” means in the event that:

(1)          Any person (as such term is used in Section 13 of the Securities Exchange Act of 1934 and the rules and regulations thereunder and including any affiliate or associate of such person, as defined in Rule 12b-2 under said Act, and any person acting in concert with such person) directly or indirectly acquires or otherwise becomes entitled to vote more than thirty-five percent (35%) of the voting power entitled to be cast at elections for directors (“Voting Power”) of the Company; or

(2)          There occurs any merger or consolidation of the Company, or any sale, lease or exchange of all or any substantial part of the consolidated assets of the Company and its subsidiaries to any other person or, in the case of a merger or consolidation, the holders of outstanding stock of the Company entitled to vote in elections of directors immediately before such merger or consolidation (excluding any affiliate) hold less than fifty percent (50%) of the Voting Power of the survivor of such merger or consolidation or its parent; or in the case of any such sale, lease or exchange, the Company does not own at least 50% of the Voting Power of the acquiring entity or person; or

(3)          The election to the Board, without the approval or recommendation of the incumbent Board, of the lesser of (i) four directors or (ii) directors constituting a majority of the number of directors of the Company then in office.

(d)           Code.  The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(e)           Committee.  The term “Committee” shall mean the members of the duly constituted Compensation Committee of the Company, consisting of independent members of the Board that satisfy the provisions of Rule 16b-3 of the Exchange Act and, if applicable, Section 162(m) of the Code.  In the event that the Shares are listed with Nasdaq, the Committee shall comply with applicable Nasdaq rules and listing standards.

(f)           Disability.  The term “Disability” shall mean, unless the Award is subject to the terms of Section 409A of the Code,  the (i) inability of a Participant to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months; or (ii) a determination of total disability by the Social Security Administration.  In the event that the Award granted to the Participant is subject to Section 409A of the Code, the term disability shall have the same meaning as defined under Section 409A of the Code or any successor provision thereto.

(g)           Eligible Employee or Eligible Director.  The term “Eligible Employee” or “Eligible Director” shall mean any employee or director of the Company or a Related Company that performs key services for such Company or a Related Company.  For any incentive stock options granted under the Plan, Eligible Employee must be deemed to be a key employee of the Company or a Related Company.

(h)           Exchange Act.  The term “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)           Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock, the following rules shall apply:

(1)          Listed Stock.  If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the “Pricing Date”) as reported in The Wall Street Journal or a similar publication.  If no sales are reported as having occurred on the Pricing Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred.  If no sales are reported as having occurred during the five trading days before the Pricing Date, Fair Market Value shall be the closing bid for Shares on the Pricing Date (or on the last preceding date on which a closing bid for the Shares was made).  If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bid prices on the primary exchange or system on which Shares are traded or quoted.

(2)          Stock Quoted by Securities Dealer.  If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Pricing Date.  If no prices are quoted for the Pricing Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

(3)          No Established Market.  If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, and unless otherwise required by applicable law, the Committee (following guidelines established by the Board or Committee) will determine Fair market Value in good faith using any reasonable valuation method.  The Committee will consider the following factors, and any others it considers significant, in determining Fair Market Value:  (i) the price at which other securities of the Company have been issued to purchasers other than employees, directors, or consultants; (ii) the Company’s stockholder’s equity, prospective earning power, dividend-paying capacity, present value of future cash flows, and value of tangible and intangible assets, if any; and (iii) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

(4)          Section 409A.  In connection with any of the foregoing, solely to the extent necessary to avoid causing an Option or an Award (if and where applicable) to be deemed deferred compensation within the meaning of Section 409A of the Code, the Board may deviate from such meaning and determine Fair Market Value in such manner as it deems appropriate, reasonable and in good faith is required to comply with Section 409A of the Code, after consultation with counsel to the Company, but in all cases will make such determination in a manner that is as close as possible to that set forth herein.

(j)           Participant.  The term “Participant” means those persons that have been granted an Option or Award by the Committee under the terms of the Plan.

(k)           Performance Measures.  The term “Performance Measures” means those criteria established by the Committee to measure individual or Company performance, including relevant standards imposed to compare Company performance against the results of comparable companies and any individually designed and measurement standards selected by the Company.

(l)           Related Company or Related Companies. For purposes of this Agreement, the term “Related Company” means (i) any corporation, partnership, joint venture or other entity during any period in which it owns, directly or indirectly, at least fifty percent (50%) of the voting power of all classes of stock of the Company (or successor to the Company) entitled to vote; and (ii) any corporation, partnership, joint venture or other entity during any period in which at least a fifty percent voting or profits interest is owned, directly or indirectly, by the Company, by any entity that is a successor to the Company, or by any entity that is a Related Company by reason of clause (i) next above.

(m)           Retirement.  The term “Retirement” means the age or years of service requirements established by the Committee to be used in determining the exercisability of any Option and vesting of such Option.

(n)           Stock or Shares. The term “Stock” or “Shares” shall mean Shares of common stock of the Company.

(o)           Stock Award.  The term “Stock Award” is an award made in stock or denominated in units of stock.  All or part of any Stock Award may be subject to conditions established by the Committee, and set forth in the Award Agreement, which may include, but is not limited to, continuous service with the Company, achievement of specific business objectives, and other measurement of individual, business unit, or Company performance.

(p)           Vested Option.  The term “Vested Option” means an option that is not subject to forfeiture and may be exercised by the Participant in accordance with its terms.  For purposes of the Plan, a Vested Option may vest over a period of time in incremental amounts as determined on the basis of performance measures or completion of a period of service.

SECTION 8
MISCELLANEOUS PROVISIONS

8.1           Required Taxes.  No later than the date an amount first become includible in gross income or is no longer subject to a substantial risk of forfeiture with respect to any Award, Participants must pay to the Company, or make arrangements satisfactory to the Company regarding the payment of any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount.  Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement; provided, however, that not more than the legally required minimum withholding may be settled with Common Stock.  The obligations of the Company under the Plan and any Award agreement shall be conditional on such payment or arrangements, and the Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant.

8.2           Designation of Death Beneficiary.  The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of such Participant’s death are to be paid or by whom any rights of such Participant may be exercised after such Participant’s death.

8.3           Governing Law and Interpretation.  The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida, without reference to principles of conflict of laws and, where applicable, the laws of the United States.  The captions of this Plan are not part of the provisions hereof and shall no force or effect.

8.4           Foreign Employees and Foreign Law Considerations.  The Committee may grant Awards to Eligible Employees who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise employed by a Company subsidiary or on such terms and conditions specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

APPENDIX 1

TECHNOLOGY RESEARCH CORPORATION
5250 140TH AVENUE NORTH
CLEARWATER, FL 33760

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

24
32

2 OF
2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Technology Research Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Technology Research Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

123,456,789,012.00000
0000 0000 0000

PAGE 2 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒ TECRE1 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

TECHNOLOGY RESEARCH CORPORATION

Election of Directors

	For All	Withhold All	For All Except
1. Nominees:	☐	☐	☐

01) Owen Farren
02) Raymond B. Wood
03) Gerry Chastelet
04) Patrick M. Murphy
05) David F. Walker
06) Raymond V. Malpocher
07) N. John Simmons, Jr.

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

	For	Against	Abstain
2. Approval of KPMG LLP, Registered Public Accountants, as independent auditors of the Company for operating year ending March 31, 2009.	☐	☐	☐
3. Approval of the Technology Research Corporation Amended and Restated 2000 Long-Term Incentive Plan.	☐	☐	☐

In accordance with their best judgment on any other matter that may properly be voted upon at the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If none of the choices specified in any of the Proposals 1, 2 or 3 shall be marked, the named proxy is authorized and directed to vote as described therein and in accordance with that certain Proxy Statement dated July 21, 2008.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

If signing in a fiduciary or representative capacity, please give full title as such. If signing as a corporate officer, please give your title and full name of the corporation, or if ownership is in more than one name, each additional owner should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

P66450

123,456,789,012
878727304
32

0000000000 06

▲ FOLD AND DETACH HERE ▲

TECHNOLOGY RESEARCH CORPORATION

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS--TO BE HELD AUGUST 27, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Each of the undersigned, as the owner(s) as of July 3, 2008 of common stock of Technology Research Corporation, a Florida corporation (the "Company") hereby appoints Owen Farren, Chairman of the Board and Barry H. Black, and each of them, jointly and severally, as attorney-in-fact and proxy, each with full power of substitution for the limited purpose of voting all shares of the common stock owned by the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Company headquarters, 5250 140th Avenue North, Clearwater, Florida 33760 at 2:30 P.M., local time, August 27, 2008, and at any adjournments thereof, but only in accordance with the following instructions:

If you are unable to attend the meeting personally, the Board of Directors requests that you complete and mail this proxy to insure adequate shareholder representations at the Meeting. As this proxy is being solicited by the Board of Directors, you are encouraged to contact any member of the incumbent Board if you have any questions concerning this proxy or the matters referenced herein.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued on reverse side)